                                                                    EXHIBIT 10.5

Information has been omitted pursuant to an application for confidential treatment and the omitted material has been filed separately with the Commission pursuant to an application for confidential treatment. Omitted material is indicated with an asterisk(*).

                             MASTER SUPPLY AGREEMENT

         This Master Supply Agreement ("this Agreement") is entered into as of the closing date of the Stock Purchase Agreement (as defined below) (the "Effective Date"), by and between FORD MOTOR COMPANY ("FORD"), a Delaware corporation, and MSX INTERNATIONAL (HOLDINGS), INC. ("MSXI"), a Delaware corporation (individually, "Party" and collectively, "Parties"). The following space is provided for the Parties to enter the Effective Date: August 31 1997.

                                    RECITALS

         A. Concurrent with the execution and delivery of this Agreement, MSXI executed a Stock Purchase Agreement dated as of July 25, 1997 (the "Stock Purchase Agreement") to purchase all of the capital stock of Geometric Results Incorporated ("GRI") from FORD. As used herein, the term "MSXI" includes GRI and other MSXI majority owned affiliates and the term "FORD" includes FORD's majority owned affiliates.

         B. GRI currently provides many important services to FORD, some of which are dealt with in the Master Vendor Agreement of even date between FORD and MSXI (the "Master Vendor Agreement"). FORD has supplied MSXI with the attached Business Description which describes the most significant services performed by GRI for FORD other than those addressed in the Master Vendor Agreement. All services performed by GRI for FORD during the first seven months of 1997 other than those covered by the Master Vendor Agreement are referred to herein as the "Services", including, but not limited to, those shown on the Business Description. One of the FORD functions for which GRI performs Services is the Ford Customer Service Division (Europe) ("FCSD"), which Services are referred to herein as "FCSD Services." Other Services are referred to herein as "Other Services." FORD and MSXI desire to ensure that MSXI a provides or causes GRI to continue to provide the Services to FORD and that FORD continues to purchase the Services from GRI.

         C. FORD and MSXI a desire to avoid or minimize business disruption to the Parties by maintaining, for a reasonable period of time, ordering and billing processes (the "Ford Ordering and Billing Systems") utilized by the Parties and GRI as of the date of this Agreement until such time as new processes and systems are developed and implemented.

         D. To carry out the foregoing objectives, FORD and MSXI have agreed that FORD will continue to order the Services and MSXI or GRI will continue to supply the Services as set forth herein. The Parties intend that this will be a long-term business relationship where considerations of fairness to each of the Parties, consistent with this Agreement and other agreements between the Parties, will play a major role in dealing with issues that may arise during the course of the relationship. In Article 4.5 of the Stock Purchase Agreement, the Parties have agreed to establish a group of executives from FORD and MSXI (the "Advisory Board") to monitor the relationship between FORD and MSXI. The Parties further agree that the Advisory Board may be called upon to attempt to resolve material issues of fairness in the administration of this Agreement and other contracts which exist between MSXI and FORD.

  NOW, THEREFORE, for the purpose of inducing MSXI to consummate the transactions contemplated by the Stock Purchase Agreement and in consideration of the premises, the Parties agree as follows:

ARTICLE 1. - PURCHASE AND SUPPLY RELATIONSHIP

1.1 The term of this Agreement shall be the five year period commencing with the Effective Date. During the term of this Agreement, FORD, on its own behalf or on behalf of the FORD company identified on the face of a Purchase Order (as defined below), will purchase and MSXI, on its own behalf or on behalf of the MSXI company identified on the face of a Purchase Order (e.g., GRI), will supply certain services as set forth herein.


1.2 During the term of this Agreement, FORD will continue to utilize and order
the FCSD Services from MSXI, [             *                   ] subject to the
conditions hereinafter described in Article 1.4. The Parties recognize that FORD's business needs may change during the term of this Agreement so that FORD's need for FCSD Services may change from time to time according to future events which cannot now be foreseen. It is the Parties' intention that the orders placed by FORD pursuant to this Agreement will permit MSXI to maintain a level of revenue from FORD orders for FCSD Services or from orders for services offered by MSXI placed to replace revenues lost because of reductions in such FCSD Services ("Replacement Business"), which approximates the Base and FORD will issue orders for Replacement Business to fulfill that objective. Replacement Business will be comparable to lost FCSD Services business. FORD's obligation to supply Replacement Business shall not be deemed satisfied by (i) the continuation of Other Services business which MSXI is performing at the time of FORD's decision to discontinue the FCSD Services to be replaced unless prior to such decision, MSXI had been notified by FORD that such Other Services were scheduled for termination or (ii) business that at the time of FORD's decision to discontinue a part of the FCSD Services, FORD had decided, in a practical sense, to award to MSXI.

1.3 With Respect to Other Services of which GRI is the sole supplier to a FORD customer, FORD will continue to issue orders to MSXI for such Other Services and will not issue orders to another supplier, subject to the conditions described in Article 1.4. With respect to each type of Other Services for which GRI is not the sole supplier, MSXI shall be a preferred supplier
[            *              ]


1.4 FORD'S obligation to issue purchase orders for specific Services is subject to the conditions that MSXI remain competitive in key business areas including price, quality, and delivery with other responsible suppliers and FORD shall not be required to order any service, the need for which has been eliminated by business changes. In assessing whether MSXI is competitive FORD will give appropriate weight to the long term nature of the relationship between FORD and MSXI.


1.5 FORD and MSXI will use all reasonable efforts to integrate MSXI's activities hereunder with FORD purchasing operations utilizing where appropriate FORD Ordering and Billing Systems.

1.6 FORD represents and warrants to MSXI that to the best of its knowledge, the Business Description contains accurate information relative to the material Services provided by GRI to FORD other than those covered by the Master Vendor Agreement. FORD acknowledges that MSXI is relying upon the descriptive material in the Business Description and agrees that the Business Description shall be presumed correct.

1.7 FORD shall make reasonable efforts to include MSXI in requests for quotations, broadcasts or other opportunities to provide all professional and business services offered from time to time by MSXI. FORD shall make reasonable efforts to treat MSXI as a preferred supplier within FORD for all types of services currently offered by MSXI. FORD will extend its preferred supplier designation to those services currently offered by MSXI which are combined with comparable GRI activities.

ARTICLE 2. - OFFER ACCEPTANCE

2.1 Procurement of Services will be accomplished through the utilization of FORD Ordering and Billing Systems and the issuance of standard FORD Purchase Orders (collectively "Purchase Order(s)"), which Purchase Order will constitute an offer to MSXI by FORD to enter into the purchase and supply agreement it describes. MSXI's commencement of work thereunder will constitute acceptance of the offer.

2.2 Once accepted, such Purchase Order together with this Agreement will be the complete and exclusive statement of the purchase agreement. The standard terms of the Purchase Order shall not apply to transactions between FORD and MSXI pursuant to this Agreement. Any modifications proposed by either Party (e.g., purchase order, confirmations, invoices) are not part of the agreement in the absence of the other Party's express written agreement to the modification.

ARTICLE 3. - PRICE

3.1 Prices will be as specifically stated in the Purchase Order, which shall be consistent with this Agreement. All prices are firm and any deviation from such prices are the sole responsibility of MSXI.

[3.2                                   *                                      ]

ARTICLE 4. - DELIVERY DATES, RELEASES

4.1 If delivery dates are not specified in a Purchase Order, MSXI will provide Services only as authorized by FORD to MSXI.

ARTICLE 5. - INVOICES, PAYMENT

5.1 The Parties agree that, if reasonable and consistent with sound business practices, all billing, payment and general transaction processes utilized by the Parties and GRI as of the date of this Agreement shall remain in place until such time as new processes are developed and implemented. Without limiting the generality of the foregoing, the Parties will continue the intercompany settlement mechanism for Satellite Operations, Mail Services Operations, and Engineering Records Center pending development of new processes.

5.2 Payment for Services will be due in accordance with the payment practices in effect on the date of this Agreement, as modified in the Stock Purchase Agreement. The Business Description shall be presumed to be correct insofar as it describes payment terms.

5.3 To the extent that prices for Services are based upon, or affected by, third party supplier pricing discounts currently enjoyed by GRI which are not continued during the term of this Agreement, the pricing for Services affected by the discontinuation of such discounts shall be appropriately adjusted in negotiations conducted pursuant to Article 3.2.

ARTICLE 6. - OTHER TERMS AND CONDITIONS

6.1 There is hereby incorporated by reference the provisions of Article 6 through Article 18, except Article 16, of the Master Vendor Agreement.

6.2 Except as otherwise provided therein, each type of Service provided for herein shall be considered in all respects as covered by a separate agreement pursuant to the terms and conditions set forth herein. Without limiting the generality of the foregoing, a right of FORD to terminate as a result of MSXI's performance of one type of Service shall not give rise to a right to terminate with respect to any other Services.


6.3 If MSXI materially breaches this Agreement, FORD may terminate its purchase obligations. FORD shall provide written notice to MSXI which outlines its cause of termination and specifies a termination date at least nine months after the date of notice. If, within six months after the date of the notice, MSXI corrects the causes for termination, termination will be canceled and this Agreement will continue. Any dispute relative to FORD's right to terminate shall be resolved pursuant to Article 18 of the Master Vendor Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

FORD MOTOR COMPANY                          MSX INTERNATIONAL
                                            (HOLDINGS), INC__________.

By:  ?                                      By: ?
   -----------------------------               ----------------------------
Title:                                      Title: Vice President
      --------------------------                   ------------------------

                             MASTER SUPPLY AGREEMENT
                              BUSINESS DESCRIPTION

                                                           1996 Revenue

Publications                                    [               A
Warranty Process                                                B
Customer Assistance Centers                                     C
Rapid Fit                                                       D
Service Upgrading Program (DPI)                                 E
Mail Services                                                   F
Computer Output to Microfilm (COM)                              G
Education Training and Development (ET&D)                       H
Technical Hotline                                               I
Technical Field Engineers                            *          J
Engineering Records Center                                      K
Electronic Data Management                                      L
Extended Service Plan (ESP)                                     M
Jaguar Operations                                               N
Ford Accident Repair Program (Body Shop)                        0
Warranty Claims Assessors                                       P
ADTeam                                                          Q
Training Schools                                                R
Miscellaneous Contracts                                         S
New Business                                                ]   T

TOTAL

                     PUBLICATIONS - INCLUDING SATELLITE OPS

                           GRI Program Description Template

PROGRAM NAME:              Publications

CUSTOMER/ORGANIZATION NAME:   Various Ford Customers

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):     Ford US

SCOPE OF SERVICE: Printing, Copying, Bindery and Graphic Photo Services management.

[                *            ]

QUANTITIES: As required by customer. No minimum or maximum established.

PAYMENT TERMS:                 Net l5th/30th

BILLING SYSTEMS USED:          Manual

SPECIAL TERMS:                 None

COUNTRY(S) ADMINISTERED:       United States (Michigan area locations)

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
DDS provides printing, copying and bindery services and graphic photo services without the benefit of a contract. Jobs are billed on a job by job basis. DDS competes for work without the support of purchasing other than acknowledgement of the Ford blanket.

REFERENCE DATA

PN# :                      EXPIRATION DATE: 12/31/97

[                *            ]

NEW INITIATIVES: We continue to market our services to the Ford community. Our services are being enhanced by the addition of Orbitech, the on-line ordering of digital services.

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:              Satellite Operations

CUSTOMER/ORGANIZATION NAME: Ford Advanced Engineering Center (AEC)

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):  Ford US

SCOPE OF SERVICE: 1) Management of building wide self serve copying machines and related supplies, 2) Management of select general office supplies.

[                                 *                                        ]

QUANTITIES:       As required by customer. No minimum or maximum established with the exception of the fixed service management fees.

PAYMENT TERMS:          Intercompany Settlement

BILLING SYSTEMS USED:   Manual Production, & Avanti Invoicing. (Satellite
                        billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                                    EXPIRATION DATE: 11/03/97

[                        *                     ]

NEW INITIATIVES:

SUPPLY Depot AEC SUPPLIES

Item           Description                Unit     Qty/Unit  Misc. Ref       Unit        Quantity     Total
                                                                             Price       Ordered
-----------------------------------------------------------------------------------------------------------
   1   Mouse Pad 10.75"x8.5"x.25"          Each       1     BO160164        [
       Blue
   2   3M Disk 3.5" DSHD 2MB               Box       10     B0160152
       Preformatted (1.44MB after
       format)
   3   Cleaning Towelettes 40/40           Box       40     B0160080
       Wet/Dry Texwipe
   4   4mm Data Cartridges 90 Meter        Each       1     B0316689
       2GB Verbatim MVE88195FD

       TEKTRONIX PHASER III SUPPLIES:
   5   Color Stix - Black w/fuser wiper    Box        8     B0848695
   6   Color Stix - Cyan                   Box        8     B0848698
   7   Color Stix - Magenta                Box        8     B0848704
   8   Color Stix - Yellow                 Box        8     B0848705
   9   Letter Size Transparencies          Box      100     B0848741

       TEKTRONIX PHASER 11 PXI SUPPLIES:
  10   4 Color Roll                        Each       1     B0512908
  11   Letter Size Paper                   Box     1000     016089100                       *
  12   Letter Size Transparencies          Box      100     B0512910

       TEKTRONIX PHASER 11 SD SUPPLIES:
  13   4 Color Roll                        Each       1     016117100
  14   Letter Size Paper                   Box      200     016117300
  15   Letter Size Transparencies          Box       50     B0848748

       TEKTRONIX 200 SUPPLIES:
  16   3 Color Roll                        Each       1     B0848785
  17   Thermal Transfer Paper 8.5x11       Box      100     B0848764
  18   Letter Size Transparencies          Box       50     B0848747

       TEKTRONIX 540 SUPPLIES:
  19   Black Toner (250 grams)             Each       1     016131900
  20   Cyan Toner (200 grams)              Each       1     016132000
  21   Magenta Toner (200 grams)           Each       1     016132100
  22   Yellow Toner (200 grams)            Each       1     016132200
  23   Color Imaging Kit                   Each       1     016131600
  24   Corona Kit                          Each       1     016131700                                  ]


                                              A-4


Item           Description                Unit     Qty/Unit  Misc. Ref       Unit        Quantity     Total
                                                                             Price       Ordered
-----------------------------------------------------------------------------------------------------------
25    Transfer Kit                        Each       1     016131800       [
26    Fuser (11Ov Phaser540)              Each       1     016132300
27    Letter Size Paper                   Box      500     016136800
28    Letter Size Transparencies          Box       50     016132500

      HP LASERJET 4,4M,4+,4M+ SUPPLIES:
29    Black Cartridge                     Each       1     B0681842

      HP LASERJET 3SI, 4SI SUPPLIES:
30    Black Cartridge                     Each       1     B0316695                     *

      HP LASERJET II, III SUPPLIES:
31    Black Cartridge                     Each       1     B0160113

      HP LASERJET 5M SUPPLIES:
32    Black Cartridge                     Each       1     B0848673

      HP LASER SUPPLIES:
33    8.5 x 11                            Box       50     T3MO1866
      Transparency/MMMCG 3300

                                                      Total Depot Items                                  ]

                                      A-5

                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:              Satellite Operations

CUSTOMER/ORGANIZATION NAME:  Ford Body and Assembly General Office (B&AGO)
MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):    Ford US
SCOPE OF SERVICE:

[          *             ]


QUANTITIES: Fixed service management fee only.

PAYMENT TERMS:         Intercompany Settlement
BILLING SYSTEMS USED:  Manual Production, & Avanti Invoicing. (Satellite billing system in production to replace manual production of billing).
SPECIAL TERMS:

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                 EXPIRATION DATE: 07/31/97

[        *               ]

NEW INITIATIVES:

                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:              Satellite Operations

CUSTOMER/ORGANIZATION NAME: Ford Powertrain Operations Facilities Engineering (Livonia Campus)

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE: 1) Management of building wide self serve copying, plotting and fax machines and related supplies, 2) Management of select general office supplies.


[                *              ]

QUANTITIES:       As required by customer. No minimum or maximum established with the exception of any fixed service management fees.

PAYMENT TERMS:            Intercompany Settlement
BILLING SYSTEMS USED:     Manual Production, & Avanti Invoicing. (Satellite
                          billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

                                            EXPIRATION DATE: 12/31/97
PN#: N/A


[        *           ]

NEW INITIATIVES:

                           LIVONIA CAMPUS ATTACHMENT I

Item    DTC SUPPLIES                                               Unit       Qty/Unit        Misc Ref  Unit
 #                                                                                                      Price
1       Mouse Pad 10.75" x 8.5" x.25" Blue                        Each           1            B0160164
2       3M Disk 3.5" DSHD 2MB Preformatted (1.44MB                Box           10            B0160152
        after format)
3       Cleaning Towelettes 40/40 WetDry Texwipe                  Box           40            B0160080
4       4mm Data Cartridges 90 Meter 2GB Verbatim                 Each           1            B0316689
        MVE88195FD
5       8mm Data Cartridges 2.2GB Verbatim                        Each           1            B0160141
        MVE87698FD HP
        HP DESKJET 1600C SUPPLIES
6       Black Cartridge                                           Each           1            B0511424
7       Cyan Cartridge                                            Each           1            B0511434
8       Magenta Cartridge                                         Each           1            B0511435
9       Yellow Cartridge                                          Each           1            B0511436
10      Glossy Paper 8.5 x 11                                     Box           50            B0511444
11      Clear Transparencies 1.5 x 11                             Box           50            B0511470
        HP 1200C SUPPLIES:
12      Black Cartridge                                           Each           1            B0511424
13      Cyan Cartridge                                            Each           1            B0511434
14      Magenta Cartridge                                         Each           1            B0511435   *
15      Yellow Cartridge                                          Each           1            B0511436
        TEKTRONIX PHASER III SUPPLIES:
16      Color Stix - Black w/fuser wiper                          Box            8            B0848695
17      Color Stix - Cyan                                         Box            8            B0848698
18      Color Stix - Magenta                                      Box            8            B0848704
19      Color Stix - Yellow                                       Box            8            B0848705
        TEKTRONIX PHASER 11 SUPPLIES:
20      3 Color Roll                                              Each           1            B0512909
21      Black Roll                                                Each           1            016090400
22      Letter Size Transparencies                                Box           50            B0512910
23      Letter Size Paper                                         Box         1000            016089100
        TEKTRONIX 2001/4681 SUPPLIES:
24      Letter Size Paper                                         Box          100            016118300
25      Letter Size Paper                                         Box          100            B0848765
26      Black Roll                                                Each           1            016118800
27      3 Color Roll                                              Each           1            B0848786
28      Transparencies 8.5 x 11                                   Box           50            B0848746
29      Colorcoat Roll                                            Each           1            016122200
        TEKTRONIX 340 SUPPLIES:
30      Color Stix - Black                                        Box            3            B848707
31      Color Stix - Cyan                                         Box            3            B848713
32      Color Stix - Magenta                                      Box            3            B848715
33      Color Stix - Yellow                                       Box            3            B848717
34      Maintenance Tray                                          Each           1            436029MOl


35      Letter Size Paper                                          Box          500           016136800    [
36      Transparencies 8.5 x 11                                    Box           50           B0848743
37      Cleaning Kit                                               Each           1           016134100
        HP LASERJET 4,4M,4+,4M+ SUPPLIES:
38      Black Cartridge                                            Each           1           B0681842
        HP LASERJET 3SI, 4SI SUPPLIES:
39      Black Cartridge                                            Each           1           B0316695
        HP LASERJET 11, 111 SUPPLIES:
40      Black Cartridge                                            Each           1           B0160113
        HP LASERJET 5M SUPPLIES:
41      Black Cartridge                                            Each           1           B0848673
        HP LASERJET 5SI SUPPLIES:
42      Black Cartridge                                            Each           1           B0848670
        HP 2000 SUPPLIES:
43      Black Cartridge                                            Each           1           B0160109
        HP LASER SUPPLIES:
44      8.5 x 11 Transparency/MMMCG 3300                           Box           50           T3MO1866     *
        DEC 3500 SUPPLIES:
45      Black Cartridge                                            Each           1           TDELN14XAA
        QMS860 SUPPLIES:
46      Black Cartridge                                            Each           1           B0512793
        SUNSPARC LASER SUPPLIES:
47      Black Cartridge                                            Each           1           SPRNTONER
        SUN NEWSPRINTER LASER SUPPLIES:
48      Black Cartridge                                            Each           1           SPRN20TONERKT
        RS7120 SUPPLIES:
49      Cardboard Transparencies Frames                            Box           20           T3MO7368
        COPIER ADMINISTRATION
50      Cost per Copy under 10,000/mo/avg                          Click          1
51      Cost per Copy 10,000-25,000/mo/avg                         Click          1
52      Cost per Copy over 25,000/mo/avg                           Click          1
        PLOTTER ADMINISTRATION
53      Roll                                                       Each           1
        FACSIMILE ADMINISTRATION
54      Facsimile Machines/mo                                      Each           1
        PROJECT ADMINISTRATION
55      Administration/mo                                          Each           1                                           ]
        SUPPLIES ADMINISTRATION
*       PTO will receive Attachment II listing additional supplies and pricing upon completion of supplies inventory by DDS/GRI.


                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:              Satellite Operations

CUSTOMER/ORGANIZATION NAME:    Ford CCD

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):    Ford US

SCOPE OF SERVICE:

[            *            ]

QUANTITIES:  As required by customer. No minimum or maximum established.

PAYMENT TERMS:           Intercompany Settlement

BILLING SYSTEMS USED:    Manual Production, & Avanti Invoicing.
                         (Satellite billing system in production to replace manual production of billing).
SPECIAL TERMS:

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA


[                               *



                                                     ]

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Satellite Operations

CUSTOMER/ORGANIZATION NAME: Ford Commercial Truck Vehicle Center (CTVC)

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):    Ford US

SCOPE OF SERVICE:   1) On site full service copy center, 2) Management of
building wide self serve copying machines and related supplies, 3) Management of select general office supplies.

[                             *

                                                    ]


QUANTITIES:  As required by customer. No minimum or maximum established with the exception of the fixed service management fees.

PAYMENT TERMS:   Intercompany Settlement

BILLING SYSTEMS USED:   Manual Production, & Avanti Invoicing. (Satellite
                        billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                           EXPIRATION DATE: Valid until replaced


[                                     *

                                                            ]

Item    DTC SUPPLIES            Description                        Unit       Qty/Unit        Misc Ref  Unit    Quanity      Total
 #                                                                                                      Price   Ordered
  1     Mouse Pad 10.75" x 8.5"x.25" Blue                           Each           1            B0160164   [
  2     3M Disk 3.5" DSHD 2MB Preformatted (1.44MB after            Box           10            B0160152
        format)
  3     Cleaning Towelettes; 40/40 Wet/Dry Texwipe                  Box           40            B0160080
  4     4mm Data Cartriges; 90 Meter 2GS Verbatim                   Each           1            B0316689
        MVE88195FD
  5     8mm Data Cartriges 2.2GB Verbatim MVE87698FD                Each           1            B0160141
        HP DESKJET 1600C SUPPLIES:
  6     Black Cartridge                                             Each           1            B0511424
  7     Cyan Cartridge                                              Each           1            B0511434
  8     Magenta Cartridge                                           Each           1            B0511435
  9     Yellow Cartridge                                            Each           1            B0511436
 10     Glossy Paper 8.5 x 11                                       Box           50            B0511444
 11     Clear Transparencies 1.5 x 11                               Box           50            B0511470
        HP 1200C SUPPLIES:
 12     Black Cartridge                                             Each           1            B0511424
 13     Cyan Cartridge                                              Each           1            B0511434
 14     Magenta Cartridge                                           Each           1            B0511435
 15     Yellow Cartridge                                            Each           1            B0511436
        TEKTRONIX PHASER III SUPPLIES:
 16     Color Stix - Black w/fuser wiper                            Box            8            B0848695              *
 17     Color Stix - Cyan                                           Box            8            B0848698
 18     Color Stix - Magenta                                        Box            8            80848704
 19     Color Sbx - Yellow                                          Box            8            B0848705
19.1    Transparencies 8.5 x 11                                     Box          100            80848741
        TEKTRONIX PHASER 11 SUPPLIES:
 20     3 Color Roll                                                Each           1            B0512909
 21     Black Roll                                                  Each           1            016090400
 22     Letter Size Transparencies                                  Box           50            B0512910
 23     Letter Size Paper                                           Box         1000            016089100
        TEKTRONIX 2001/4681 SUPPLIES:
 24     Letter Size Paper                                           Box          100            016118300
 25     Letter Size Paper                                           Box          100            B0848765
 26     Black Roll                                                  Each           1            016118800
 27     3 Color Roll                                                Each           1            B0848786
 28     Transparencies 8.5 x 11                                     Box           50            B0848746
 29     Colorcoat Roll                                              Each           1            016122200
        TEKTRONIX 340 SUPPLIES:
 30     Color Stix - Black                                          Box            3            B848707
 31     Color Stix - Cyan                                           Box            3            B848713
 32     Color Stix - Magenta                                        Box            3            B848715
 33     Color Stix - Yellow                                         Box            3            B848717
 34     Maintenance Tray                                            Each           1            436029M0l
 35     Letter Size Paper                                           Box          500            016136800
 36     Transparencies 8.5 x 11                                     Box           50            B0848743                      ]

37      Cleaning Kit                                                Each          1              016134100     [

        HP LASERJET 4,4M,4+,4M+ SUPPLIES:
38      Black Cartridge                                             Each          1              B0681842
        HP LASERJET 3SI, 4SI SUPPLIES:
39      Black Cartridge                                             Each          1              B0316695
        HP LASERJET II, III SUPPLIES:
40      Black Cartridge                                             Each          1              B0160113
        HP LASERJET 5M SUPPLIES:
41      Black Cartridge                                             Each          1              B0848673
        HP LASERJET 5SI SUPPLIES:                                                                                        *
42      Black Cartridge                                             Each          1              B0848670
        HP 2000 SUPPLIES:
43      Black Cartridge                                             Each          1              B0160109
        HP LASER SUPPLIES:
44      8.5 x 11 Transparency/MMMCG 3300                            Box           50             T3MO1866
        DEC 3500 SUPPLIES:
45      Black Cartridge                                             Each          1              TDELN14XAA
        QMS860 SUPPLIES:
46      Black Cartridge                                             Each          1              B0512793
        SUNSPARC LASER SUPPLIES:
47      Black Cartridge                                             Each          1              SPRNTONER
        SUN NEWSPRINTER LASER SUPPLIES:
48      Black Cartridge                                             Each          1              SPRN20TONERK7
        RS7120 SUPPLIES:
49      Cardboard Transparencies Frames                             Box           20             T3M07368                      ]


                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Satellite Operations

CUSTOMER/ORGANIZATION NAME:     Ford Large Front Wheel Drive Vehicle Center -
                                Experimental Vehicle Building (EVB)

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE: 1) On site full service copy center, 2) Management of building wide self serve copying machines and related supplies, 3) Management of select general office supplies.

[                             *
                                                     ]


QUANTITIES: As required by customer. No minimum or maximum established.

PAYMENT TERMS:             Intercompany Settlement

BILLING SYSTEMS USED:      Manual Production, & Avanti Invoicing. (Satellite
                           billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                                     EXPIRATION DATE: 12/31/97


[                                  *

                                                        ]


Item            Description                           Unit    Qty/Unit    Misc Ref      Unit    Quantity
  #                                                                                     Price   Ordered         Total
  1    Mouse Pad 10.75" 8.5" x .25" Blue               Each       1        B0160164     [
  2    3M Disk 3.5" DSHD 2MB Preformatted              Box       10        B0160152
       (1.44MB after format)
  3    Cleaning Towelettes 40/40 Wet/Dry               Box       40        B0160080
       Texwipe
  4    4mm Data Cartriges 90 Meter 2GB                 Each       1        B0316689
       Verbatim MVE88195FD
  5    8mm Data Cartriges 2.2GB Verbatim               Each       1        B0160141
       MVE87698FD
       HP DESKJET 1600C SUPPLIES:
  6    Black Cartridge                                 Each       1        B0511424
  7    Cyan Cartridge                                  Each       1        B0511434
  8    Magenta Cartridge                               Each       1        B0511435
  9    Yellow Cartridge                                Each       1        B0511436                        *
  10   Glossy Paper 8.5 x 11                           Box       50        B0511444
  11   Clear Transparencies 1.5 x 11                   Box       50        B0511470
       HP 1200C SUPPLIES:
  12   Black Cartridge                                 Each       1        B0511424
  13   Cyan Cartridge                                  Each       1        B0511434
  14   Magenta Cartridge                               Each       1        B0511435
  15   Yellow Cartridge                                Each       1        B0511436
       TEKTRONIX PHASER III SUPPLIES:
  16   Color Stix - Black w/fuser wiper                Box        8        B0848695
  17   Color Stix - Cyan                               Box        8        B0848698
  18   Color Stix - Magenta                            Box        8        B0848704
  19   Color Stix - Yellow                             Box        8        B0848705
       TEKTRONIX PHASER II SUPPLIES:
  20   3 Color Roll                                    Each       1        B0512909
  21   Black Roll                                      Each       1        016090400
  22   Letter Size Transparencies                      Box       50        B0512910
  23   Letter Size Paper                               Box     1000        016089100
       TEKTRONIX 2001/4681 SUPPLIES:
  24   Letter Size Paper                               Box      100        016118300
  25   Letter Size Paper                               Box      100        B0848765
  26   Black Roll                                      Each       1        016118800
  27   3 Color Roll                                    Each       1        B0848786
  28   Transparencies 8.5 x 11                         Box       50        B0848746
  29   Colorcoat Roll                                  Each       1        016122200
       TEKTRONIX 340 SUPPLIES:
  30   Color Stix - Black                              Box        3        B848707
  31   Color Stix - Cyan                               Box        3        B848713
  32   Color Stix - Magenta                            Box        3        B848715
  33   Color Stix - Yellow                             Box        3        B848717
  34   Maintenance Tray                                Each       1        436029M0l
  35   Letter Size Paper                               Box      500        016136800
  36   Transparencies 8.5 x 11                         Box       50        B0848743
  37   Cleaning Kit                                    Each       1        016134100

       HP LASERJET 4,4M,4+,4M+ SUPPLIES:
  38   Black Cartridge                                 Each       1        B0681842                                               ]
       HP LASERJET 3SI, 4SI SUPPLIES:

39    Black Cartridge                                 Each    1       B0316695          [
      HIP LASERJET II, III SUPPLIES:
40    Black Cartridge                                 Each    1       B0160113
      HP LASERJET 5M SUPPLIES:
41    Black Cartridge                                 Each    I       B0848673
      HIP LASERJET 5SI SUPPLIES:
42    Black Cartridge                                 Each    1       B0848670
      HIP 2000 SUPPLIES:                                                                                 *
43    Black Cartridge                                 Each    1       B0160109
      HP LASER SUPPLIES:
44    8.5 x 11 Transparency/MMMCG 3300                Box     50      TDELN14XAA
      DEC 3500 SUPPLIES:
45    Black Cartridge                                 Each    1       TDELN14XAA
      QMS860 SUPPLIES:
46    Black Cartridge                                 Each    1       B0512793
      SUNSPARC LASER SUPPLIES:
47    Black Cartridge                                 Each    1       SPRNTONER
      SUN NEWSPRINTER LASER SUPPLIES:
48    Black Cartridge                                 Each    1       SPRN20TONERK7
      RS7120 SUPPLIES:
49    Cardboard Transparencies Frames                 Box    20       T3MO7368                                           ]

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Satellite Operations

CUSTOMER/ORGANIZATION NAME: Advanced Vehicle Technology Chassis Operations

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE: 1) Management of on site engineering copying machines and related supplies 2) Drawing file and reproduction support (ERC) 3) PCI distribution support (ERC)

                  THIS CONTRACT EXPIRED ON 12/13 AND CUSTOMER HAS NOT SIGNED A NEW AGREEMENT. SERVICE IS STILL BEING PERFORMED.

[                               *                               ]

QUANTITIES: As required by customer. No minimum or maximum established.

PAYMENT TERMS:         Intercompany Settlement

BILLING SYSTEMS USED:  Manual Production, & Avanti Invoicing. (Satellite billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                                     EXPIRATION DATE: 12/13/96

[                              *                            ]

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:      Satellite Operations

CUSTOMER/ORGANIZATION NAME:  Automotive Components Division Sheldon Road Plant

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):   Ford US

SCOPE OF SERVICE: 1) Operation of a full service copy center and related supplies

               THIS CONTRACT EXPIRED ON 12/ 31/96 AND CUSTOMER HAS BEEN ISSUING A P.N. EACH MONTH IN ARREARS OF THE WORK BEING DONE.

PRICING:
[                            *

                                                  ]

QUANTITIES:  As required by customer. No minimum or maximum established.

PAYMENT TERMS:        Intercompany Settlement

BILLING SYSTEMS USED: Manual Production, & Avanti Invoicing. (Satellite billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                                    EXPIRATION DATE: 12/13/96

[                              *                        ]

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:      Satellite Operations

CUSTOMER/ORGANIZATION NAME:  Ford Motor Credit Company (FMCC)

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):         Ford US

SCOPE OF SERVICE: 1) On site full service copy center, 2) Management of building wide self serve copying machines and related supplies, 3) Management of select general office supplies.


[                                *                        ]

QUANTITIES:    As required by customer. No minimum or maximum established with the exception of any fixed service management fees.

PAYMENT TERMS:    Intercompany Settlement

BILLING SYSTEMS USED:  Manual Production, & Avanti Invoicing. (Satellite billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                                    EXPIRATION DATE: 01/30/98


[                                 *
                                                        ]



NEW INITIATIVES:

                         DIVERSIFIED DOCUMENT Solutions

ALL PRODUCTS AND SERVICES ARE BILLED BASED ON USAGE AND IN ACCORDANCE WITH THE DDS-FORD BLANKET BKBO 106842.

         COPY CENTER

         Copy centers will be billed according to the menu of services and prices listed in the DDS blanket BKBO 106842. The configuration determined for during the review of the facilities determines the price breaks for B numbers #'s B1018679 to B1018765.
                     pricing will be:

[

             Description                                                                   Unit
             -----------                                                                   ----
             Copying, Black & White, 8.5 x 11, One (1) Sided                               Each
             Copying, Black & White, 8.5 x 11, 3 Hole, One (1) Sided                       Each
             Copying, Black & White, 8.5 x 14, One (1) Sided                               Each
             Copying, Black & White, 11 x 17, One (1) Sided                                Each
             Copying, Black & White, 8.5 x 11, Two (2) Sided                               Each
             Copying, Black & White, 8.5 x 11, 3 Hole, Two (2) Sided                       Each
             Copying, Black & White, 8.5 x 14, Two (2) Sided                               Each
             Copying, Black & White, 11 x 17, Two (2) Sided                                Each
             Additional Services required outside of Copy Center Hours, weekday            Hour

             Additional Services required outside of Copy Center Hours, weekend Hour and holiday

             *

             WALK-UP COPIER ADMINISTRATION
             All walk-up copiers administered by DDS will be billed on a cost per copy basis for the actual equipment usage, a per machine monthly fee, and paper / supplies delivered. The following billing rates will apply in accordance with the DDS blanket BKBO 106842:

             Blanket Item       Description                                                Unit
             ------------       -----------                                                ----
             B1018652           Copying Service, Black & White                             Click
             B1018657           Administration Monthly Charge (per Machine)                Month
             B1018676           Supply Administration, Paper Supplies                      %


         Click counts for the billing will be collected monthly and will be billed in arrears.
         SUPPLY ADMINISTRATION
         Supplies ordered for the copiers, printers, computers and general office will be billed per the DDS blanket BKBO 106842:

             Blanket Item        Description                                               Unit
             ------------        -----------                                               ----
              B1018660            Supply Administration, Fax Supplies                       %
              B1018676            Supply Administration, Other Supplies                     %
              B1018676            Supply Administration, Paper Supplies                     %

                                                                               ]

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Satellite Operations

CUSTOMER/ORGANIZATION NAME:  Fairlane Program Center (FPC)

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE: 1) On site full service copy center, 2) Management of building wide self serve copying machines and related supplies, 3) Management of select general office supplies.

[                                  *
                                                          ]


QUANTITIES:   As required by customer. No minimum or maximum established with the exception of the fixed service management fees.

PAYMENT TERMS:         Intercompany Settlement

BILLING SYSTEMS USED:  Manual Production, & Avanti Invoicing. (Satellite billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                                     EXPIRATION DATE: 10/13/97

[                             *
                                                       ]

SUPPLY DEPOT            FPC SUPPLIES
ITEM   DESCRIPTION                                           UNIT      QTY                      UNIT    QUANTITY        TOTAL
 #                                                                    UNITS     MIS. REF.      PRICE    ORDERED
  1    Mouse Pad 10.75" x 8.5" x .25" Blue                   Each       1       B0160164       [
  2    3M Disk 3.5" DSHD 2MB Preformatted (1.44MB            Box       10       B0160152
       after format)
  3    Cleaning Towelettes 40/40 Wet/Dry Texwipe             Box       40       B0160080
  4    4mm Data Cartridges; 90 Meter 2GB Verbatim            Each       1       B0316689
       MVE88195FD
  5    8mm Data Cartridges 2.2GB Verbatim                    Each       1       B0160141
       MVE87698FD
       HP DESKJET 1600C SUPPLIES:
  6    Black Cartridge                                       Each       1       B0511424
  7    Cyan Cartridge                                        Each       1       B0511434
  8    Magenta Cartridge                                     Each       1       B0511435
  9    Yellow Cartridge                                      Each       1       B0511436
  10   Glossy Paper 8.5 x 11                                 Box       50       B0511444
  11   Clear Transparencies 1.5 x 11                         Box       50       B0511470
       HP 1200C SUPPLIES:
  12   Black Cartridge                                       Each       1       B0511424
  13   Cyan Cartridge                                        Each       1       B0511434
  14   Magenta Cartridge                                     Each       1       B0511435
  15   Yellow Cartridge                                      Each       1       B0511436
       TEKTRONIX PHASER III SUPPLIES:
  16   Color Sbx - Black w/fuser wiper                       Box        8       B0848695
  17   Color Stix - Cyan                                     Box        8       B0848698
  18   Color Stix - Magenta                                  Box        8       B0848704
  19   Color Stix - Yellow                                   Box        8       B0848705                      *
       TEKTRONIX PHASER II SUPPLIES:
  20   3 Color Roll                                          Each       1       B0512909
  21   Black Roll                                            Each       1       016090400
  22   Letter Size Transparencies                            Box       50       B0512910
  23   Letter Size Paper                                     Box     1000       016089100
       TEKTRONIX 2001/4681 SUPPLIES:
  24   Letter Size Paper                                     Box      100       016118300
  25   Letter Size Paper                                     Box      100       B0848765
  26   Black Roll                                            Each       1       016118800
  27   3 Color Roll                                          Each       1       B0848786
  28   Transparencies 8.5 x 11                               Box       50       B0848746
  29   Colorcoat Roll                                        Each       1       016122200
       TEKTRONIX 340 SUPPLIES:
  30   Color Stix - Black                                    Box        3       B848707
  31   Color Stix - Cyan                                     Box        3       B848713
  32   Color Stix - Magenta                                  Box        3       B848715
  33   Color Stix - Yellow                                   Box        3       B848717
  34   Maintenance Tray                                      Each       1       436029M01
  35   Letter Size Paper                                     Box      500       016136800
  36   Transparencies 8.5 x 11                               Box       50       B0848743
  37   Cleaning Kit                                          Each       1       016134100
       HP LASERJET 4,4M,4+,4M+ SUPPLIES:
  38   Black Cartridge                                       Each       1       B0681842
       HP LASERJET 3SI, 4SI SUPPLIES:
  39   Black Cartridge                                       Each       1       B0316695
       HP LASERJET II, III SUPPLIES:                                                                                             ]

40    Black Cartridge                          Each     1      B0160113  [
      HP LASERJET SM SUPPLIES:
41    Black Cartridge                          Each     1      B0848673
      HP LASERJET 5SI SUPPLIES:
42    Black Cartridge                          Each     1      B0848670
      HP 2000 SUPPLIES:
43    Black Cartridge                          Each     1      B0160109
      HP LASER SUPPLIES:
44    8.5 x 11 Transparency/MMMCG 3300         Box      50     T3M01866
      DEC 3500 SUPPLIES:
45    Black Cartridge                          Each     1      TDELN14XAA   *
      QMS860 SUPPLIES:
46    Black Cartridge                          Each     1      B0512793
      SUNSPARC LASER SUPPLIES:
47    Black Cartridge                          Each     1      SPRNTONER
      SUN NEWSPRINTER LASER SUPPLIES:
48    Black Cartridge                          Each     1      SPRN20TONERKT
      RS7120 SUPPLIES:
49    Cardboard Transparencies Frames          Box     20      T3MO7368   ]



                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Satellite Operations

CUSTOMER/ORGANIZATION NAME:     Ford Powertrain Operations Material Control
                                Department - Livonia and Van Dyke Locations

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE: 1) 2 on site full service copy centers, 2) Management of building wide self serve copying machines and related supplies.

[                             *
                                                ]


QUANTITIES:    As required by customer. No minimum or maximum established with the exception of the fixed service management fees.

PAYMENT TERMS:     Intercompany Settlement

BILLING SYSTEMS USED:  Manual Production, & Avanti Invoicing. (Satellite billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                                    EXPIRATION DATE: 11/30/97

[                                *
                                                      ]

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Satellite Operations

CUSTOMER/ORGANIZATION NAME: Ford Product Development Center (PDC)

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE: 1) On site full service copy center, 2) Management of building wide self serve copying machines and related supplies, 3) Engineering File Storage (Aperture Card) and reproduction, 4) Management of select general office supplies.

[                                  *
                                                  ]

QUANTITIES:    As required by customer. No minimum or maximum established with the exception of the fixed service management fees.

PAYMENT TERMS:   Intercompany Settlement

BILLING SYSTEMS USED:  Manual Production, & Avanti Invoicing. (Satellite billing system in production to replace manual production of billing).
SPECIAL TERMS:

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                                    EXPIRATION DATE: 12/13/97

[                             *

                                              ]

PDC SUPPLY DEPOT

Item    Description                        Unit    Qty/Unit Misc Ref      Unit    Quanity      Total
 #                                                                        Price   Ordered
  1    Mouse Pad 10.75" x 8.5" x .25"       Each       1     B0160164      [
       Blue
  2    Mouse Paw                            Each       1     AVIMOUSEPAW
  3    Wrist Rest/Padded                    Each       1     INTWR1
  4    3M Disk 3.5" DSHD 2MB                Box       10     B0160152
       Preformatted (1.44MB after
       format)
  5    3M Disk 5.25" DSHD 1.2MB             Box       10     B0160151
       Preformatted
  6    Labels for 3.5" diskettes            Box      450     AVE5096
  7    Disk Case 3.5" Cap 45 Hingetop       Each       1     B0160154
  8    Cleaning Towelettes 40/40            Box       40     B0160080
       Wet/Dry Texwipe
  9    DC6150 Data Cartridge 1/4"           Each       1     B0160139
  10   4mm Data Cartridges 90 Meter         Each       1     B0316689
       2GB  Verbatim MVE88195FD
  11   8mm Date Cartridge 2.2GB             Each       1     B0316717
       Sony MSOQG112MFD
  12   8mm Data Cartridges 2.2GB            Each       1     B0160141
       Verbatim MVE87698FD
  13   AAA Batteries                        4Pack      1     MN2400B4
       HP DESKJET 1600C SUPPLIES:
  14   Black Cartridge                      Each       1     BO511424              *
  15   Cyan Cartridge                       Each       1     B0511434
  16   Magenta Cartridge                    Each       1     B0511435
  17   Yellow Cartridge                     Each       1     B0511436
  18   Glossy Paper 8.5 x 11                Box       50     B0511444
  19   Clear Transparencies 1.5 x 11        Box       50     B0511470
       HIP 1200C SUPPLIES:
  20   Black Cartridge                      Each       1     B0511424
  21   Cyan Cartridge                       Each       1     BO511434
  22   Magenta Cartridge                    Each       1     B0511435
  23   Yellow Cartridge                     Each       1     B0511436
       TEKTRONIX PHASER III SUPPLIES:
  24   Color Stix - Black w/fuser wiper     Box        8     B0848695
  25   Color Stix - Cyan                    Box        8     B0848698
  26   Color Stix - Magenta                 Box        8     B0848704
  27   Color Stix - Yellow                  Box        8     B0848705
       TEKTRONIX PHASER II SUPPLIES:
  28   3 Color Roll                         Each       1     B0512909
  29   Black Roll                           Each       1     016090400
  30   Letter Size Transparencies           Box       50     B0512910
  31   Letter Size Paper                    Box     1000     016089100
       TEKTRONIX 2001/4681 SUPPLIES:
  32   Letter Size Paper                    Box      100     016118300
  33   Letter Size Paper                    Box      100     B0848765
  34   Black Roll                           Each       1     016118800
  35   3 Color Roll                         Each       1     B0848786
  36   Transparencies 8.5 x 11              Box       50     B0848746                                    ]



37    Colorcoat Roll                       Each       1          016122200       [
      TEKTRONIX 340 SUPPLIES:
38    Color Stix - Black                   Box        3          B848707
39    Color Stix - Cyan                    Box        3          B848713
40    Color Stix - Magenta                 Box        3          B848715
41    Color Stix - Yellow                  Box        3          B848717
42    Maintenance Tray                     Each       1          436029M01
43    Letter Size Paper                    Box      500          016136800
44    Transparencies 8.5 x 11              Box       50          B0848743
45    Cleaning Kit                         Each       1          016134100
      LASERJET SUPPLIES:
46    LaserJet I Toner                     Each       1          B0160114
47    LaserJet II Toner                    Each       1          B0160113
48    LaserJet IV Toner                    Each       1          B0320088
      HP LASERJET 4,4M,4+,4M+ SUPPLIES:
49    Black Cartridge                      Each       1          B0681842
      HP LASERJET 3SI, 4SI
      SUPPLIES:
50    Black Cartridge                      Each       1          B0316695
      HP LASERJET II, III SUPPLIES:
51    Black Cartridge                      Each       1          B0160113
      HP LASERJET 5M SUPPLIES:
52    Black Cartridge                      Each       1          B0848673
      HP LASERJET 5SI SUPPLIES:                                                                  *
53    Black Cartridge                      Each       1          B0848670
      HP 2000 SUPPLIES:
54    Black Cartridge                      Each       1          B0160109
      HP LASER SUPPLIES:
55    8.5 x 11 Transparency/MMMCG          Box       50          T3M01866
      3300
      DEC 3500 SUPPLIES:
56    Black Cartridge                      Each       1          TDELN14XAA
      QMS860 SUPPLIES:
57    Black Cartridge                      Each       1          B0512793
      SUNSPARC LASER SUPPLIES:
58    Black Cartridge                      Each       1          SPRNTONER
      SUN NEWSPRINTER LASER
      SUPPLIES:
59    Black Cartridge                      Each       1          SPRN20TONERKT
      RS7120 SUPPLIES:
60    Cardboard Transparencies             Box       20          T3M07368
      Frames
      IBM 4029/4039/4079 SUPPLIES:
61    4029 Toner (10M copies)              Each       1          B0512782
62    4029 Toner (10M copies)              Each       1          B0316698
63    4039 Toner (10M copies)              Each       1          B0512786
64    4039 Toner (20M copies)              Each       1          B0512788
65    Black Cartridge-4079                 Each       1          1380490
66    Cyan Cartridge-4079                  Each       1          1380491
67    Magenta Cartridge-4079               Each       1          1380492
68    Yellow Cartridge-4079                Each       1          1380493
69    Coated Paper - Tabloid               Box      200          1372079
70    Coated Paper - Letter                Box      200          1372078                                                      ]


71    Transparencies 8.5 x 11              Box      50        1372083            [
      COMPAQ PAGEMARC SUPPLIES:                                                                  *
72    Toner                                Ct        1        B0511466                                           ]




                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:  Satellite Operations

CUSTOMER/ORGANIZATION NAME:      Powertrain Operations Engine & Electrical
                                 Engineering (Poee)

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE: 1) On site full service copy center, 2) Management of building wide self serve copying machines and related supplies, 3) Management of select general office supplies 4) Management of Fax Machines 5) Plotter administration
6) Engineering File Storage (Aperture Card) and reproduction

[
                                   *                                       ]


QUANTITIES:   As required by customer. No minimum or maximum established with the exception of the fixed service management fees.

PAYMENT TERMS:            Intercompany Settlement

BILLING SYSTEMS USED:     Manual Production, & Avanti Invoicing. (Satellite
                          billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                                    EXPIRATION DATE: 4/30/98


[
                                   *                                       ]

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:  Satellite Operations

CUSTOMER/ORGANIZATION NAME:   Ford ROB

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):  Ford US

SCOPE OF SERVICE:

[
                                   *                                       ]

QUANTITIES:    As required by customer. No minimum or maximum established.

PAYMENT TERMS:            Intercompany Settlement

BILLING SYSTEMS USED:     Manual Production, & Avanti Invoicing. (Satellite
                          billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED:  United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                        EXPIRATION DATE: Until replaced (started Jun,97)


[
                                   *                                       ]

NEW INITIATIVES:

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Satellite Operations

CUSTOMER/ORGANIZATION NAME:        Ford Advanced Vehicle Technology - Robalo
                                   Technical Center

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):  Ford US

SCOPE OF SERVICE:    Management of building wide self serve copying machines
                     and paper supplies.

[
                                   *                                       ]

QUANTITIES:   As required by customer. No minimum or maximum established.

PAYMENT TERMS:             Intercompany Settlement

BILLING SYSTEMS USED:      Manual Production, & Avanti Invoicing. (Satellite
                           billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED:   United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN,
ETC.:

REFERENCE DATA

PN#: N/A                           EXPIRATION DATE: 07/21/97



[
                                   *                                       ]

NEW INITIATIVES:

                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Satellite Operations

CUSTOMER/ORGANIZATION NAME: Ford Technical Education (Tech-Ed)

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE: 1) Management of building wide self serve copying machines and paper.

[
                                   *                                       ]

                  Cost plus 12% for copies and supplies.

QUANTITIES:       As required by customer. No minimum or maximum established with the exception of the fixed service management fees.

PAYMENT TERMS:             Intercompany Settlement

BILLING SYSTEMS USED:      Manual Production, & Avanti Invoicing. (Satellite
                           billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED:   United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                      EXPIRATION DATE:  Valid until replaced



[
                                   *                                       ]

NEW INITIATIVES:

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Satellite Operations

CUSTOMER/ORGANIZATION NAME:     Ford Truck Operations Commercial Truck Vehicle
                                Center (TRMC)

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE: 1) Management of building wide self serve copying machines and related supplies, 2) Engineering File Storage (Aperture Card) and reproduction.

[
                                   *                                       ]


               Cost plus 12% for copies, file services and supplies.

QUANTITIES:    As required by customer. No minimum or maximum established with the exception of the fixed service management fees.

PAYMENT TERMS:             Intercompany Settlement

BILLING SYSTEMS USED:      Manual Production, & Avanti Invoicing. (Satellite
                           billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED:   United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                                    EXPIRATION DATE: 10/22/97



[
                                   *                                       ]

                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Satellite Operations

CUSTOMER/ORGANIZATION NAME:    Ford Large Front Wheel Drive Vehicle Center -
                               VC2 East & West

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE: 1) On site full service copy center, 2) Management of building wide self serve copying machines and related supplies, 3) Management of select general office supplies.


[
                                   *                                       ]



QUANTITIES:     As required by customer. No minimum or maximum established with the exception of the fixed service management fees.

PAYMENT TERMS:            Intercompany Settlement

BILLING SYSTEMS USED:     Manual Production, & Avanti Invoicing. (Satellite
                          billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED:  United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN,
ETC.:



REFERENCE DATA

PN#: N/A                                    EXPIRATION DATE: 12/31/97



[
                                   *                                       ]


SUPPLY DEPOT              VC11 SUPPLIES
   1     Mouse Pad 10.75" x 8.5"x .25" Blue                Each     1         B0160164
   2     3M Disk 3.5" DSHD 2MB Preformatted                Box      10        B0160152    [
         (1.44MB aftr format)
   3     Cleaning Towelettes 40/40 Wet/Dry Texwipe         Box      40        B0160080
   4     4mm Data Cartriges 90 Meter 2GB Verbatim          Each     1         B0316689
         MVE88195FD
   5     8mm Data Cartriges 2.2GB Verbatim                 Each     1         B0160141
         MVE87698FD
         HP DESKJET 1600C SUPPLIES:
   6     Black Cartridge                                   Each     1         B0511424
   7     Cyan Cartridge                                    Each     1         B0511434
   8     Magenta Cartridge                                 Each     1         B0511435
   9     Yellow Cartridge                                  Each     1         B0511436
   10    Glossy Paper 8.5 x 11                             Box      50        B0511444
   11    Clear Transparencies 1.5 x 11                     Box      50        B0511470
         HP 1200C SUPPLIES:
   12    Black Cartridge                                   Each     1         B0511424
   13    Cyan Cartridge                                    Each     1         B0511434
   14    Magenta Cartridge                                 Each     1         B0511435
   15    Yellow Cartridge                                  Each     1         B0511436
         TEKTRONIX PHASER III SUPPLIES:
   16    Color Stix - Black w/fuser wiper                  Box      8         B0848695
   17    Color Stix - Cyan                                 sox      8         B0848698
   18    Color Stix - Magenta                              Box      8         B0848704
   19    Color Stix - Yellow                               Box      8         B0848705
         TEKTRONIX PHASER II SUPPLIES:                                                                 *
   20    3 Color Roll                                      Each     1         80512909
   21    Black Roll                                        Each     1         016090400
   22    Letter Size Transparencies                        Box      50        B0512910
   23    Letter Size Paper                                 Box     1000       016089100
         TEKTRONIX 2001/4681 SUPPLIES:
   24    Letter Size Paper                                 Box     100        016118300
   25    Letter Size Paper                                 Box     100        B0848765
   26    Black Roll                                        Each     1         016118800
   27    3 Color Roll                                      Each     1         B0848786
   28    Transparencies 8.5 x 11                           Box      50        B0848748
   29    Colorcoat Roll                                    Each     1         016122200
         TEKTRONIX 340 SUPPLIES
   30    Color Stix- Black                                 Box      3          B848707
   31    Color Stix - Cyan                                 Box      3          B848713
   32    Color Stix - Magenta                              Box      3          B848715
   33    Color Stix - Yellow                               Box      3          B848717
   34    Maintenance Tray                                  Each     1         436029MO1
   35    Letter Size Paper                                 Box     500        016136800
   36    Transparencies 8.5 x 11                           Box      50        B0848743
   37    Cleaning Kit                                      Each     1         016134100

         HP LASERJET 4,4M,4+,4M+ SUPPLIES:
   38    Black Cartridge                                   Each     1         B0681842

         HP LASERJET 3SI, 4SI SUPPLIES:
   39    Black Cartridge                                   Each     1         B0316695                    ]

      HP LASERJET II, III SUPPLIES:
40    Black Cartridge                                       Each     1        B0160113         [
      HP LASERJET 5M SUPPLIES:
41    Black Cartridge                                       Each     1        B0848673
      HP LASERJET 5SI SUPPLIES:
42    Black Cartridge                                       Each     1        B0848670
      HP 2000 SUPPLIES:
43    Black Cartridge                                       Each     1        80160109
      HP LASER SUPPLIES:
44    8.5 x 11 Transparency/MMMCG 3300                      Box      50       T3M01866
      DEC 3500 SUPPLIES:
45    Black Cartridge                                       Each     1        TDELN14XAA
      QMS860 SUPPLIES:                                                                              *
46    Black Cartridge                                       Each     1        B0512793
      SUNSPARC LASER SUPPLIES:
47    Black Cartridge                                       Each     1        SPRNTONER
      SUN NEWSPRINTER LASER SUPPLIES:
48    Black Cartridge                                       Each     1        SPRN20TONERKT
      RS7120 SUPPLIES:
49    Cardboard Transparencies Frames                       Box      20       T3M07368

      HP LASERJET 4MV                                       Each     1        B0848671
      Lexmark 4097, 8.5xl1 coated paper                     Box     200       IBMI372078                    ]

                        GRI PROGRAM DESCRIPTION TEMPLATE


PROGRAM NAME:  Satellite Operations

CUSTOMER/ORGANIZATION NAME: Ford World Headquarters

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE: 1) Management of building wide self serve copying machines and related supplies

[
                                   *                                       ]


QUANTITIES: As required by customer. No minimum or maximum established.

PAYMENT TERMS:             Intercompany Settlement

BILLING SYSTEMS USED:      Manual Production, & Avanti Invoicing. (Satellite
                           billing system in production to replace manual production of billing).

SPECIAL TERMS:

COUNTRY(S) ADMINISTERED:   United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                                             EXPIRATION DATE: 12/31/97



[
                                   *                                       ]


NEW INITIATIVES:

                          WARRANTY PROCESS IMPROVEMENT

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:                Warranty Specialist Program

CUSTOMER/ORGANIZATION NAME:  FCSD - Europe

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): BPO on Ford Germany, Payment:
Britain from Ford Britain, Rest of Europe from Germany

SCOPE OF SERVICE: Field specialists to implement warranty process improvements in Ford dealerships, train dealers in warranty and policy changes and achieve warranty cost reductions. In some markets GRI also operates Telephone Prior Approval.


[
                                   *                                       ]

QUANTITIES: As required by Ford, currently 61 heads in Europe.

PAYMENT TERMS: Monthly

BILLING SYSTEMS USED: Manual

SPECIAL TERMS: None

COUNTRY(S) ADMINISTERED:
Britain, Germany, Spain, France, Italy, Austria, Belgium, Denmark, Finland, Ireland, Netherlands, Norway, Portugal, Sweden, Switzerland

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA                                                       I

PN#: 64248                      EXPIRATION DATE: Current Releases cover Jan. to
                                June 1997.
                                New Releases commencing July are in process.



[
                                   *                                       ]

NEW INITIATIVES: Upgraded process management, improved reporting and analysis of results.

                        GRI PROGRAM DESCRIPTION TEMPLATE


PROGRAM NAME:     WPI (Warranty Process Improvement)

CUSTOMER/ORGANIZATION NAME:   FCSD

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):     FORD AUSTRALIA

SCOPE OF SERVICE: Field specialists to implement warranty process improvements in Ford dealerships, train dealers in warranty and policy changes and achieve warranty cost reductions.

In addition, GRI assists Ford in processing normal dealer warranty prior approval requests.

Re-write of Warranty & Policy Manual (equivalent to Section F in the European Manual). Due date November 1997. Timing on schedule. Work undertaken by dedicated head. This service was covered in the original quotation and is covered in the PO.


[
                                   *                                       ]


QUANTITIES: A minimum staff level of 1 Project Manager, 4 Field Consultants, and 2 Telephone Consultants will be maintained by GRI.

PAYMENT TERMS:            Net 30 days

BILLING SYSTEMS USED:     Manual

SPECIAL TERMS:    In addition to the work specified above, GRI will also
undertake a rewrite of Ford of Australia's Warranty & Policy Manual.

COUNTRY(S) ADMINISTERED: Australia

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

PN#: B 518025                               EXPIRATION DATE: 31/3/99



[
                                   *                                       ]

[                                     *

                                                                               ]

NEW INITIATIVES: Pilot WPI implementation in New Zealand scheduled for September 1997 with roll-out of full program in January 1998. Note: Management will be by current WPI Project Manager and implementation by 2 new NZ based field consultants.

                        GRI PROGRAM DESCRIPTION TEMPLATE

              WARRANNTY PROCESS IMPROVEMENT - PRICING STRUCTURE

                                 LOCAL CURRENCY
                    [
Britain
Germany
Spain
France
Italy
Austria
Belgium
Denmark
Finland
Ireland
Netherlands
Norway
Portugal
Sweden
Switzerland

                                             *

Britain
Germany
Spain
France
Italy
Austria
Belgium
Denmark
Finland
Ireland
Netherlands
Norway
Portugal
Sweden
Switzerland
                                                                           ]

                          CUSTOMER ASSISTANCE CENTERS
                                      (CAC)

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Nordic CAC

CUSTOMER/ORGANIZATION NAME: Ford Denmark, Finland, Norway and Sweden

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Sweden

SCOPE OF SERVICE: Customer Assistance Center acts as agent between customers, dealers/retailers and manufacturer in order to resolve customer concerns, supply related information or act pro-actively using customer database in marketing campaigns.

[
                          *
                                                                           ]
QUANTITIES: Currently 8 heads

PAYMENT TERMS:                      Monthly in arrears, 30 days credit

BILLING SYSTEMS USED:               Manual

SPECIAL TERMS:                      None

COUNTRY(S) ADMINISTERED: Denmark, Finland, Norway and Sweden.

IDENTIFY ANY CURRENT PRACTICES THAT DO DOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

PN#:  97000196                             EXPIRATION DATE: 31/08/97

[
                          *
                                                                           ]

NEW INITIATIVES: PN was issued for 11 month (Feb. to Dec. 1997) but consequently terminated by Ford as per Aug. 31, due to budget restrains. Ford plan is to reduce work force and to relocate CAC's to the individual Ford offices. Our initiative is to bid for the relocated operation.

                        GRI PROGRAM DESCRIPTION TEMPLATE


PROGRAM NAME: Customer Assistance Center

CUSTOMER/ORGANIZATION NAME: FCSD Spain

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford of Spain

SCOPE OF SERVICE: Customer Assistance Center acts as agent between customers, dealers/retailers and manufacturer in order to resolve customer concerns, supply related information or act pro-actively using customer database in marketing campaigns.

[
                          *
                                                                           ]

QUANTITIES: As required by customer, currently 22 employees.

PAYMENT TERMS:                     Net 30th.

BILLING SYSTEMS USED:              Manual

SPECIAL TERMS:                     None

COUNTRY(S) ADMINISTERED:           Spain

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

PN#:              438266 // 436853         EXPIRATION DATE: 31/12/97

[
                          *
                                                                           ]

NEW INITIATIVES:

                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Customer Assistance Center

CUSTOMER/ORGANIZATION NAME: FCSD Italy

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Italy

SCOPE OF SERVICE: Customer Assistance Center acts as agent between customers, dealers/retailers and manufacturer in order to resolve customer concerns, supply related information or act pro-actively using customer database in marketing campaigns.

[
                          *
                                                                           ]
QUANTITIES: As required by Customer, currently 15 employees.

PAYMENT TERMS: 30 days after invoices presentation

BILLING SYSTEMS USED:         Manual

SPECIAL TERMS:                None

COUNTRY(S) ADMINISTERED:      Italy

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

PN#: 1380/1376/2079                        EXPIRATION DATE: 31/12/97

[
                          *
                                                                           ]

NEW INITIATIVES:

                           GRI PROGRAM DESCRIPTION TEMPLATE



PROGRAM NAME: Customer Assistance Center

CUSTOMER/ORGANIZATION NAME: FCSD Germany

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Germany

SCOPE OF SERVICE: Customer Assistance Center acts as agent between customers, dealers/retailers and manufacturer in order to resolve customer concerns, supply related information or act pro-actively using customer database in marketing campaigns. Handling of customer correspondence.

[
                          *
                                                                           ]

QUANTITIES: Number of telephone agents determined by Ford, currently 16 employees.

PAYMENT TERMS:                30 days net

BILLING SYSTEMS USED:         Manual

SPECIAL TERMS:                None

COUNTRY(S) ADMINISTERED:      Germany

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

PN# 64376 (+ CHANGE NOTICES)               EXPIRATION DATE: 31.10.1998

[
                          *
                                                                           ]
NEW INITIATIVES: Possible expansion to cover vehicle sales/marketing.

                           GRI PROGRAM DESCRIPTION TEMPLATE


PROGRAM NAME: Customer Assistance Center

CUSTOMER/ORGANIZATION NAME: FCSD France

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford France

SCOPE OF SERVICE: Customer Assistance Center acts as agent between customers, dealers/retailers and manufacturer in order to resolve customer concerns, supply related information or act pro-actively using customer database in marketing campaigns.

[
                          *
                                                                           ]


         Expense for travel (if required) are charged at costs.

QUANTITIES: As required by customer and depending on volume, currently 30 employees.

PAYMENT TERMS: Net 30th/45th

BILLING SYSTEMS USED: Manual

SPECIAL TERMS:             None

COUNTRY(S) ADMINISTERED:   FRANCE

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

PN#: 75210                                 EXPIRATION DATE: 31/12/97

[
                          *
                                                                           ]

NEW INITIATIVES:

                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: CAC (Customer Assistance Centre)

CUSTOMER/ORGANIZATION NAME: FCSD

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Australia

SCOPE OF SERVICE: Customer Assistance Center acts as agent between customers, dealers/retailers and manufacturer in order to resolve customer concerns, supply related information or act pro-actively using customer database in marketing campaigns.

[
                          *
                                                                           ]

QUANTITIES: Staff level determined by GRI in order to deliver agreed Service Level. In case of additional heads being necessary as result of volume increases terms will be renegotiated. A minimum staff level of 1 Project Manager, 1 Supervisor, 3 Team Leaders, 8 CSR's, and 1 Administrative/Clerical will be maintained by GRI.

PAYMENT TERMS: Net 14 days

BILLING SYSTEMS USED:       Manual

SPECIAL TERMS:       Staffing levels vary according to call and correspondence
volumes as defined by the contract.

COUNTRY(S) ADMINISTERED:    Australia

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

PN#: NP 546513                             EXPIRATION DATE: 9/12/99

[
                          *
                                                                           ]

NEW INITIATIVES: Negotiations are currently underway for GRI to run Ford of New Zealand's CAC from the Ford of Australia CAC facility.

                                   RAPID FIT

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Quick Lane

CUSTOMER/ORGANIZATION NAME: Ford Customer Service Division

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE:        Expert industry specialist support for the development
                         of the Ford US Quick Lane pilot program.


[
                          *
                                                                           ]

QUANTITIES: Currently one head.

PAYMENT TERMS:                Net l5th/30th

BILLING SYSTEMS USED:         Manual

SPECIAL TERMS:                None

COUNTRY(S) ADMINISTERED:      United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
Two day training of dealer staff at each of four pilot dealers. Cost borne by GRI.

REFERENCE DATA

PN#: 2460-030929                           EXPIRATION DATE: 05/19/98


[
                          *
                                                                           ]

NEW INITIATIVES: Working toward a national roll-out. Pilot phase will continue for the remainder of 1997.

                        GRI PROGRAM DESCRIPTION TEMPLATE



PROGRAM NAME:                    RapidFit

CUSTOMER/ORGANIZATION NAME:      FCSD Britain

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Britain

SCOPE OF SERVICE: Provision of industry expert specialists to develop dealer business cases for the implementation of the RapidFit program, assist dealers in implementing Ford Rapidfit facilities and maintain standards, train dealer staff, provide guidance in pricing of RapidFit services and advertising/promotion activities, measure individual dealer and national results.

[
                          *
                                                                           ]

QUANTITIES: As determined by customer, currently 14 incl. Project Manager

PAYMENT TERMS:                Net 24th

BILLING SYSTEMS USED:         Manual

SPECIAL TERMS:                None

COUNTRY(S) ADMINISTERED:      Britain

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

PN#: 09028                                 EXPIRATION DATE:  31/12/97


[
                          *
                                                                           ]

NEW INITIATIVES:

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:  Rapid Fit

CUSTOMER/ORGANIZATION NAME:   Ford of Spain

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):  Ford of Spain

SCOPE OF SERVICE: Provision of industry expert specialists to develop dealer business cases for the implementation of the RapidFit program, assist dealers in implementing Ford Rapidfit facilities and maintain standards, train dealer staff, provide guidance in pricing of RapidFit services and advertising/promotion activities, measure individual dealer and national results.

[
                          *
                                                                           ]

QUANTITIES: 4 specialists as required by customer.

PAYMENT TERMS:                     Net 30th

BILLING SYSTEMS USED:              Manual

SPECIAL TERMS:                     None

COUNTRY(S) ADMINISTERED: Spain

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

PN#:         438288                        EXPIRATION DATE:  31/12/97


[
                          *
                                                                           ]
                                       D4

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: RapidFit

CUSTOMER/ORGANIZATION NAME: FCSD Italy

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Italy

SCOPE OF SERVICE: Provision of industry expert specialists to develop dealer business cases for the implementation of the RapidFit program, assist dealers in implementing Ford Rapidfit facilities and maintain standards, train dealer staff, provide guidance in pricing of RapidFit services and advertising/promotion activities, measure individual dealer and national results.

[
                          *
                                                                           ]

QUANTITIES: As required by Ford, currently 4 specialists.

PAYMENT TERMS: 30 days after invoices presentation

BILLING SYSTEMS USED:    Manual

SPECIAL TERMS:           None

COUNTRY(S) ADMINISTERED: Italy

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

PN#: 1923                                  EXPIRATION DATE: 31/05/98

1996 REVENUE:                              1997 REVENUE YTD (3/31/97):


[
                          *
                                                                           ]

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:               RapidFit Canada

CUSTOMER/ORGANIZATION NAME: FCSD Canada

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford of Canada

SCOPE OF SERVICE: GRI Program Manager to support the development of the "Fast Lane" concept and the implementation and operation of the program at selected Pilot Dealers


[
                          *
                                                                           ]

QUANTITIES: As determined by customer

PAYMENT TERMS:            Quarterly

BILLING SYSTEMS USED:     Manual

SPECIAL TERMS:            None

COUNTRY(S) ADMINISTERED:  Canada

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
Provision of additional specialist resources for 3.5 months during April - June 1997.

REFERENCE DATA

PN#: BPO 446052                            EXPIRATION DATE:  30 Sept. 1997


[
                          *
                                                                           ]

NEW INITIATIVES: Possible national program roll-out late 1997

                        SERVICE UPGRADING PROGRAM (DPI)

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Service Upgrading Program (DPI)

CUSTOMER/ORGANIZATION NAME: Ford Sweden and Ford Norway

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Sweden and Ford Norway

SCOPE OF SERVICE: Provision of field based specialists in local markets to implement the Ford Service Upgrading Program in Ford dealerships.


[
                          *
                                                                           ]


QUANTITIES: Sweden 1 head / Norway 1 head

PAYMENT TERMS:                Monthly in arrears

BILLING SYSTEMS USED:         Manual

SPECIAL TERMS:                None

COUNTRY(S) ADMINISTERED:      Norway, Sweden

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
Services not included in PN's: Consolidation of key measurables from individual markets and creating European reports. Co-ordination of European and other markets through dedicated GRI SUP Operations Manager.

REFERENCE DATA

PN#: 97000212,97000526,97000138, 97000139             EXPIRATION DATE: 31/12/97


[
                          *
                                                                           ]

NEW INITIATIVES:

                        GRI PROGRAM DESCRIPTION TEMPLATE



PROGRAM NAME: Service Upgrading Program (DPI)

CUSTOMER/ORGANIZATION NAME: Ford of Spain

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford of Spain

SCOPE OF SERVICE: Provision of field based specialists to implement the Ford Service Upgrading Program in Ford dealerships and provision of a local Project Manager/Team Leader.

[
                          *
                                                                           ]

QUANTITIES: As required by Ford, currently 1 Team Leader and 8 Specialists

PAYMENT TERMS:             Net 30th.

BILLING SYSTEMS USED:      Manual

SPECIAL TERMS:             None

COUNTRY(S) ADMINISTERED:   Spain

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
Services not included in PN's: Consolidation of key measurables from individual markets and creating European reports. Co-ordination of European and other markets through dedicated GRI SUP Operations Manager.

REFERENCE DATA

PN#:      438459                           EXPIRATION DATE: 31/12/97


[
                          *
                                                                           ]
NEW INITIATIVES:
Providing additional consultants for Ford DPI program initially for a limited period.

                        GRI PROGRAM DESCRIPTION TEMPLATE


PROGRAM NAME: Service Upgrading (DPI)

CUSTOMER/ORGANIZATION NAME: FCSD Italy

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Italy

SCOPE OF SERVICE: Provision of field based specialists to implement the Ford Service Upgrading Program in Ford dealerships and provision of a local Project Manager/Team Leader.


[
                          *
                                                                           ]

QUANTITIES: As required by Ford, currently 1 Team Leader and 9 Specialists.

PAYMENT TERMS: 30 days after invoices presentation

BILLING SYSTEMS USED:         Manual

SPECIAL TERMS:                None

COUNTRY(S) ADMINISTERED:      Italy

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
Services not included in PN's: Consolidation of key measurables from individual markets and creating European reports. Co-ordination of European and other markets through dedicated GRI SUP Operations Manager.

REFERENCE DATA

PN#: 1335                                  EXPIRATION DATE: 31/01/98


[
                          *
                                                                           ]

NEW INITIATIVES:

                        GRI PROGRAM DESCRIPTION TEMPLATE


PROGRAM NAME: Service Upgrading (DPI)

CUSTOMER/ORGANIZATION NAME: FCSD Ireland

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):     Ford Ireland

SCOPE OF SERVICE: Provision of field based specialists to implement the Ford Service Upgrading Program in Ford dealerships.

[
                          *
                                                                           ]


QUANTITIES: As required by Ford, currently 1 Specialist.

PAYMENT TERMS: 30 days after invoice presentation

BILLING SYSTEMS USED:         Manual

SPECIAL TERMS:                None

COUNTRY(S) ADMINISTERED:      Italy

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
Services not included in PN's: Consolidation of key measurables from individual markets and creating European reports. Co-ordination of European and other markets through dedicated GRI SUP Operations Manager.

REFERENCE DATA

PN#:                                       EXPIRATION DATE: 31/01/98

[
                          *
                                                                           ]

NEW INITIATIVES:

                        GRI PROGRAM DESCRIPTION TEMPLATE



PROGRAM NAME: Service Upgrading (DPI)

CUSTOMER/ORGANIZATION NAME: FCSD-E/NSC's

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):         Ford Germany, Belgium,
Netherlands

SCOPE OF SERVICE: Provision of field based specialists to implement the Ford Service Upgrading Program in Ford dealerships and provision of a local Project Manager/Team Leader.

[
                          *
                                                                           ]

QUANTITIES: Number of consultants agreed with Ford currently 2 in Belgium and 4 in the Netherlands.

PAYMENT TERMS:           30 days net

BILLING SYSTEMS USED:    Manual

SPECIAL TERMS:           None

COUNTRY(S) ADMINISTERED: Belgium, Netherlands

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
Services not included in PN's: Consolidation of key measurables from individual markets and creating European reports. Co-ordination of European and other markets through dedicated GRI SUP Operations Manager.

REFERENCE DATA

PN# Netherlands 97000281 and 97000773; EXPIRATION DATE: not fixed; 6 months notice Belgium 97000212

[
                          *
                                                                           ]
                                      E-6

                        GRI PROGRAM DESCRIPTION TEMPLATE


PROGRAM NAME: Service Upgrading (DPI)

CUSTOMER/ORGANIZATION NAME: FCSD France

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford France

SCOPE OF SERVICE: Provision of field based specialists to implement the Ford Service Upgrading Program in Ford dealerships and provision of a local Project Manager/Team Leader.

[
                          *
                                                                           ]

QUANTITIES: Depending on number of dealers on program.

PAYMENT TERMS: Net 30th / 45th

BILLING SYSTEMS USED: Manual

SPECIAL TERMS:           None

COUNTRY(S) ADMINISTERED: FRANCE

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
Services not included in PN's: Consolidation of key measurables from individual markets and creating European reports. Co-ordination of European and other markets through dedicated GRI SUP Operations Manager.

REFERENCE DATA

PN#: 75385                                           EXPIRATION DATE: 31/12/97


[
                          *
                                                                           ]




NEW INITIATIVES:

                        GRI PROGRAM DESCRIPTION TEMPLATE



PROGRAM NAME: Service 2000

CUSTOMER/ORGANIZATION NAME: FCSD

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Australia

SCOPE OF SERVICE: Provision of field based specialists to implement the Ford Service Upgrading Program in Ford dealerships and provision of a local Project Manager/Team Leader. Assistance with assessment and selection of suitable dealers for the program.

[                                  *                                ]

QUANTITIES: A minimum staff level of 1 Project Manager, 8 Field Consultants, and 1 Administrative/Clerical will be maintained by GRI.

PAYMENT TERMS:            Net 14 days

BILLING SYSTEMS USED:     Manual

SPECIAL TERMS:      Start up staffing levels will be dependent on initial
                    sign-up rate of dealers.

COUNTRY(S) ADMINISTERED:  Australia

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
Services not included in PN's: Co-ordination of European and other markets through dedicated GRI SUP Operations Manager.

REFERENCE DATA

PN#: Purchase Request A42322           EXPIRATION DATE:  Proposed as 31/12/00

[                                  *                                ]

1997 BUDGETED REVENUE: N.A.

[                                    *                                  ]

                                 MAIL SERVICES

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Mail Services Operations

CUSTOMER/ORGANIZATION NAME: Ford Motor Company

MASTER CONTRACT ORGANIZATION (SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE: Collection, sorting, posting, distribution and delivery of U.S. and interoffice mail for Ford Motor Company in SE Michigan. Preparation of overseas express carrier packages. Special couriers services for executive staff throughout SE Michigan.

[




                              *





                                                                            ]

QUANTITIES: As required by customer. No minimum or maximum established.

PAYMENT TERMS:           Intercompany settlements

BILLING SYSTEMS USED:    Avanti

SPECIAL TERMS:           None

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: N/A                   EXPIRATION DATE: N/A


[
                              *                             ]

NEW INITIATIVES: Contacts at individual building locations are pursued that provide specialized on-site mail services. These revenues are above and beyond the assessed amounts of the primary services defined above.

                      COMPUTER OUTPUT TO MICROFILM (COM)

                   EDUCATION TRAINING AND DEVELOPMENT (ET&D)

                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: ET&D (FORD EDUCATION TRAINING AND DEVELOPMENT)

CUSTOMER/ORGANIZATION NAME: ET&D

MASTER CONTRACT ORGANIZATION (SOURCE OF PAYMENT): FORD US

SCOPE OF SERVICE: Turn-key managed training services, providing on-site design and development, administration, and plant training management. Current (7/l/97) levels of billed support are as follows: 52 Design and Development professionals, 4 Financial Analysts, 7 systems and support specialists, 13 clerical personnel, 10 training coordinators, 42 Plant Training Development Leaders, or TDLs (including 3 regional supervisiors), and 1 Project Manager. These TDLs are located in every Vehicle Operations Plant in the US and CANADA. Additional Plants are as follows: Vulcan/Woodhaven Forge (Powertrain Division), Connersville (Automotive Products Division) and Dearborn Glass (Automotive Products Division)

[
                                        *
                                                                           ]


QUANTITIES: As required by customer. No minimum or maximum established.

PAYMENT TERMS:            Net 15th/30th

BILLING SYSTEMS USED:     Manual

SPECIAL TERMS:            None

COUNTRY(S) ADMINISTERED:  United States and Canada


[
                                        *
                                                                           ]

REFERENCE DATA

PN#: 8840-914516                            EXPIRATION DATE: 12/31/97


[
                                        *
                                                                           ]

NEW INITIATIVES: We continue to negotiate increasing levels of service that may include additional products (e.g. instructors, additional management services, etc.). Ford is considering dividing the current PN into seven (7) separate PNs aligned with their internal organization.

                               TECHNICAL HOTLINE

                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:                           Dealer Technical Helpline (Hotline)

CUSTOMER/ORGANIZATION NAME: FCSD - Europe

MASTER CONTRACT ORGANIZATION (SOURCE OF PAYMENT): Ford of Europe

SCOPE OF SERVICE:            The purpose of the Hotline is to provide Ford
                             Dealers with a telephone service to assist with the resolution of technical concerns with Ford vehicles. When a Dealer is unable to resolve a concern using normal procedures and technical data, he will contact the Hotline for specialised assistance. The service is provided from 6 Centers to 15 WEurope markets and newly 150 other countries.

PRICING:                     See attached price list.

QUANTITIES:                  Agreed headcount by Center / market (presently 52).

PAYMENT TERMS:               As Ford of Europe terms (ie 60 days): however,
                             payment typically received within 30 days.

BILLING SYSTEMS USED:        Manual

SPECIAL TERMS:               None

COUNTRY(S) ADMINISTERED:     Primarily Western Europe (UK, Ireland, Norway,
                             Sweden, Finland, Denmark, Germany, Austria,
                             Switzerland, Belgium, Netherlands, France, Spain,
                             Portugal, Italy) plus nearly 150 other countries

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
Added services not in PN:-
- Monthly reporting to National Sales Companies, FCSD-Europe and FCSD-US for Global Hotline
- Audio and ICE Hotline integrated
- Radio KeyCode support integrated
- Campaign, Recall and Field Investigation support
- Running pan-European Technical Concerns clinics
- Inward facing (ie Ford) technical support (eg Literature errors, FDS 'bugs') Services in PN not performed:-
- Not Applicable

REFERENCE DATA
PN#:          64247         EXPIRATION DATE: 31-March-2000 ('rolling' 3 years)

[
                                        *
                                                                           ]

NEW INITIATIVES:
-  Process Computer Modelling       -   Computer Predictive Call Modelling
-  Computer Telephony Integration   -   Real-time high definition video and
                                        stills
-  Call Avoidance Program           -   Supplier Call Handling

                           GRI PROGRAM DESCRIPTION TEMPLATE

                            TECHNICAL DEALER HOTLINE
                            Annual Pricing Structure

CENTER          [

Location

Service Charge

Reconciliation Charge                        *

Annual Total

Headcount
                                                                              ]
Notes:

Service charge Britain includes $85,800 for Project Management.

Annual Reconciliation Items
- Balance of Telephone Calls
- Non-Commissionable Items
- Travel
- Training and Recruitment
- Stationery
- Petrol, Oil, Diesel etc
- Storage
- Taxes, Duties etc
- Insurances
- Post, Freight etc

Telephone Calls include a 'fixed' 3% margin
Non-commissionable items are not permitted a mark-up

                           TECHNICAL FIELD ENGINEERS

                           GRI PROGRAM DESCRIPTION TEMPLATE


PROGRAM NAME:                Technical Field Engineers

CUSTOMER/ORGANIZATION NAME: FCSD - Britain

MASTER CONTRACT ORGANIZATION (SOURCE OF PAYMENT):     Ford Britain

SCOPE OF SERVICE:            The purpose of the service is to provide
                             regionally-based field team of competent technical staff to assist Dealers in product concern diagnosis

PRICING:                     See attached price list

QUANTITIES:                  Agreed headcount (presently 10).

PAYMENT TERMS:               As Ford of Europe terms (ie 60 days): however,
                             payment typically received within 30 days.

BILLING SYSTEMS USED:        Manual

SPECIAL TERMS:               None

COUNTRY(S) ADMINISTERED:     GBritain
                             Note: France and Italy also administered by separate contracts

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
Added services not in PN:-
- Investigation of critical concerns
- Verification of Service 'Fixes'
- Submission of Express Service Reports (ESRs), and, weekly concern and quality reports
- Special surveys
- Campaign and Recall investigation and support
- Liaison with Customer Assistance Center on Commitment and 'high profile' customer vehicles
- Support for special events eg Wimbledon, Customer Clinics etc

Services in PN not performed:-
- Not Applicable


REFERENCE DATA
PN#:          09018          EXPIRATION DATE: 31-March-2000 ('rolling' 3 years)

[
                                       *
                                                                           ]
NEW INITIATIVES:
- Investigation into digital picture (stills and video) transmission from and to Dealers

                           GRI PROGRAM DESCRIPTION TEMPLATE


PROGRAM NAME: Field Technical Engineer

CUSTOMER/ORGANIZATION NAME: FCSD Italy

MASTER CONTRACT ORGANIZATION (SOURCE OF PAYMENT): Ford Italy

Scope of Service:           The purpose of the service is to provide regionally-
                            based field team of competent technical staff to assist Dealers in product concern diagnosis


[
                                       *
                                                                           ]

QUANTITIES:                Agreed headcount (presently 10).

PAYMENT TERMS: 30 days after invoices presentation

BILLING SYSTEMS USED:      Manual

SPECIAL TERMS:             None

COUNTRY(S) ADMINISTERED:   Italy

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

PN#: 1384                                 EXPIRATION DATE: 31/12/97



[
                                       *
                                                                           ]

                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: TECHNICAL FIELD ENGINEERS

CUSTOMER/ORGANIZATION NAME: FCSD France

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford France

SCOPE OF SERVICE:           The purpose of the service is to provide regionally-
                             based field team of competent technical staff to assist Dealers in product concern diagnosis


[
                                       *
                                                                           ]


QUANTITIES:                    Agreed headcount (presently 10).

PAYMENT TERMS: Net 30th/45th

BILLING SYSTEMS USED: Manual

SPECIAL TERMS:            None

COUNTRY(S) ADMINISTERED:  FRANCE

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

PN#: 75212                                 EXPIRATION DATE: 31/12/97


[
                                       *
                                                                           ]

                           GRI PROGRAM DESCRIPTION TEMPLATE

                            TECHNICAL FIELD ENGINEERS
                                Pricing Structure





                                       [
                                                  *
                                                            ]

                           ENGINEERING RECORDS CENTER

                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Engineering Records Center

CUSTOMER/ORGANIZATION NAME: Ford US

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE: Reproduction, and distribution of Ford Motor Company engineering drawings. Production and storage of aperture cards and full size files.

[
                                       *
                                                                           ]


QUANTITIES: As required by customer. No minimum or maximum established.

PAYMENT TERMS:                     Intercompany settlements

BILLING SYSTEMS USED:              Avanti

SPECIAL TERMS:                     None

COUNTRY(S) ADMINISTERED: United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#: FMOFB BKBO 106842                    EXPIRATION DATE: 04/03/98

[
                                       *
                                                                           ]

NEW INITIATIVES: Consolidation of 60+ filerooms throughout SE Michigan; value approximately $1.4 million.

                        ENGINEERING RECORDS & MICROFORMS


[
















                                       *













                                                                           ]

[
















                                       *













                                                                           ]

[
















                                       *













                                                                           ]

                           ELECTRONIC DATA MANAGEMENT

                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:       WISE (Worldwide Integrated Standards for Engineering)

CUSTOMER/ORGANIZATION NAME:     ESSE (Engineering Standards and System
                                Engineering), formally ASES

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):       Ford US

SCOPE OF SERVICE: Create, maintain, manage, and electronically deploy Ford worldwide product standards, design and material specifications, and vehicle requirements to Ford Product Development and suppliers.

         [                           *                        ]

QUANTITIES:         As required by customer. No minimum or maximum established.

PAYMENT TERMS:                Monthly billing

BILLING SYSTEMS USED:         Avanti (electronic withdraw)

SPECIAL TERMS:                None

COUNTRY(S) ADMINISTERED:      United States and Europe

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
EDM provides a program management infrastructure to support the WISE effort. This includes systems development, systems administration, project management, helpdesk support (US and Europe), and production support.

REFERENCE DATA

PN#: Contract Letter of Intent - signed 11 August 94 ($59,000) and 17 February 95 ($17,400), new contract currently in negotiation - 5 years $85,000 per month + 7% annual increase.

EXPIRATION DATE: 11 August 97


              [                           *                           ]

NEW INITIATIVES: We continue to negotiate increasing levels of service that may include additional products and services. This is reflected in the new contract currently under negotiation.

                        GRI PROGRAM DESCRIPTION TEMPLATE


Electronic Data Management - project 2800740

PROGRAM NAME:     DocMan

CUSTOMER/ORGANIZATION NAME:      Timing, Release & Material Control (TRMC)

MASTER CONTRACT ORGANIZATION (SOURCE OF PAYMENT):      Ford US
                                  [   *   ]
SCOPE OF SERVICE: aperture card archive loading, storage, Web site hosting, and remote hardcopy distribution solution

QUANTITIES:    No quantities on system accesses. Drawing on Demand (scanned cards 200/day)

PAYMENT TERMS:            Monthly Billing

BILLING SYSTEMS USED:     Avanti (Electronic withdraw)

SPECIAL TERMS:            None

COUNTRY(S) ADMINISTERED:  United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

The DocMan user group is identified for measurement reporting. The metrics are established as;

1) system up-time
2) help desk support
3) drawing-on-demand service
4) data loading time

REFERENCE DATA

PN# : Contract Letter of Intent - signed 4/17/97          EXPIRATION DATE: none
[   *   ]

NEW INITIATIVES:
This project has the ability to negotiate remote repositories at a fee of $250,000 per site. Brazil was the first instance of this and logical candidates such as Europe, Australia and other Ford locations.

                        GRI PROGRAM DESCRIPTION TEMPLATE

Electronic Data Management - project number 2800750

PROGRAM NAME:    JVCarr /Purchasing Conversion Services

CUSTOMER/ORGANIZATION NAME:   Ford Purchasing

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford US

SCOPE OF SERVICE:  remote document disassembly, scanning, and reassemble

           [                        *                             ]

QUANTITIES:   estimated through put of 245,000 images per month

PAYMENT TERMS:            Monthly Billing

BILLING SYSTEMS USED:     Avanti (Electronic withdraw)

SPECIAL TERMS:            None

COUNTRY(S) ADMINISTERED:  United States

 1) IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:

REFERENCE DATA

PN#:   Addendum Contract Letter - signed April 1997
       Original Contract Signed July 1996                 EXPIRATION DATE: none

First Billing Effective May 1, 1997

           [                        *                            ]

NEW INITIATIVES:



           [                        *                            ]

The Ford Human Resources pilot PN has been approved. On-going conversion services to be derived from pilot and production award pending.

                           EXTENDED SERVICE PLAN (ESP)

                        GRI PROGRAM DESCRIPTION TEMPLATE


PROGRAM NAME:  ESP Administration

CUSTOMER/ORGANIZATION NAME:   FCSD

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):     Ford US

SCOPE OF SERVICE: Administration services in support of the Ford Extended Service Plan, including File Maintenance, Fileroom, Mailroom, Time Payment, Direct Mail, Contract Cancellations, Contract Transfers, Claims Handling and supporting supervisory activities.

            [                        *                            ]

QUANTITIES: Variable, as required depending on volume and approved by customer.

PAYMENT TERMS:            Net l5th/30th

BILLING SYSTEMS USED:     Manual

SPECIAL TERMS:            Overtime billed at 1.3 times regular rate

COUNTRY(S) ADMINISTERED:  United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC:
None

REFERENCE DATA

PN#: FMOFB BKBO 104511                               EXPIRATION DATE: 03/31/99


              [                        *                            ]


NEW INITIATIVES: Working with customer to take on Mazda contract registrations in conjunction with American Road Insurance Operations (Ford Credit).
Targeted to launch in July. Possible extension of ESP administration to cover Canada.

                       EXTENDED SERVICE PLAN (ESP) PRICING

PERSONNEL                      [

Project Manager
Section Secretary
Unit Supervisor
Administrative Assistant
Hotline Group Leader
Service Representative
Systems Analyst
Reporting Analyst

FILE MAINTENANCE
Group Leader
Analyst
Registration/Verification Analyst

FILEROOM
Coordinator
Assistant
                                                           *
MAILROOM
Group Leader
Imaging Clerk
Mail Clerk

TIME PAYMENT
Group Leader
Specialist
Assistant

DIRECT MAIL
Group Leader
Specialist
Assistant

CANCELLATIONS
Group Leader
Specialist
Analyst

TRANSFERS
Group Leader
Transfers/Registration Analysts
Assistant

FLEET
Group Leader
Specialist                                                                  ]

Assistant                           [
         ESP PRICING (CONTINUED)

CLAIMS
Group Leader
Claims Service Representative

FACILITIES

Monthly cost per Square Foot

Space & Utilities                                     *
Furniture
Telephone System
Supplies

                  TOTAL

COURIER SERVICES

Vehicle Lease (per month)
Courier (per hour)                                                            ]

NOTE:

1)  Overtime is calculated at 1.3 times the regular hourly rate.

2) All telephone bills, travel and miscellaneous expenses approved by Ford will be rebilled at cost.

3)  GRI's commitment for space will be for 2 years based upon customer input.

                                JAGUAR OPERATIONS

NEW BUSINESS EDM

Engineering Records Support Ford HR                                    $575,000
Center

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME:   Jaguar Consolidated

CUSTOMER/ORGANIZATION NAME:    Jaguar Cars

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):      Jaguar US

SCOPE OF SERVICE:    Provide staffing within Jaguar US Headquarters' Customer
Assistance Center, Technical Center, and other departments such as Accounting, Marketing, Public Affairs, etc.
[                                *                                        ]

QUANTITIES:   As required by customer. No minimum or maximum established.

PAYMENT TERMS:            Monthly

BILLING SYSTEMS USED:     MICS

SPECIAL TERMS:            Each employee may be reimbursed up to $1,800 per year
for training/education costs.

COUNTRY(S) ADMINISTERED:  United States

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

PN#: None (contract only)                        EXPIRATION DATE: 12/31/98



               [                        *                            ]

NEW INITIATIVES:

                        GRI PROGRAM DESCRIPTION TEMPLATE

                          JAGUAR SERVICES - BILL RATES

POSITION                           [                           PROPOSED RATE

Accounting Clerk

Admin Assistant

Admin Assistant

Admin Assistant

Admin Assistant

Senior Admin Assistant

Cust Assist Rep

Cust Assist Center Admin

Consumer Affairs Specialist

Financial Analyst                                 *

Marketing Coord

Media Support Coord

Parts Testing Supervisor

Parts Testing Tech

Program Coord

Public Affairs Assistant

Remarketing Analyst

Secretary

Service Technician

Warranty Specialist                                     ]

                          FORD ACCIDENT REPAIR PROGRAM
                                   (BODY SHOP)

                           GRI PROGRAM DESCRIPTION TEMPLATE


PROGRAM NAME: Bodyshop

CUSTOMER/ORGANIZATION NAME: FCSD Belgium

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Belgium

SCOPE OF SERVICE: Provision of industry expert specialists to assist dealers in implementing and maintaining Ford Authorized Bodyshop standards, promoting dealer body and paint repair business, liaising with insurance companies to secure Ford dealers as a preferred source of repair.

[                                      *                                       ]

QUANTITIES: Number of specialists as agreed with Ford, presently one.

PAYMENT TERMS:           30 days net

BILLING SYSTEMS USED:    Manual

SPECIAL TERMS:           None

COUNTRY(S) ADMINISTERED: Belgium

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

================================================================================

REFERENCE DATA

PN#: Belgium 97000211       EXPIRATION DATE: 31.12.1997 with option to prolong

[                                      *                                       ]

NEW INITIATIVES: None

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Bodyshop

CUSTOMER/ORGANIZATION NAME: FCSD France

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford France

SCOPE OF SERVICE: Provision of industry expert specialists to assist dealers in implementing and maintaining Ford Authorized Bodyshop standards, promoting dealer body and paint repair business, liaising with insurance companies to secure Ford dealers as a preferred source of repair.

[                                      *                                       ]

QUANTITIES: As required by Ford, currently 4 employees.

PAYMENT TERMS: Net 30th / 45th

BILLING SYSTEMS USED: Manual

SPECIAL TERMS: None

COUNTRY(S) ADMINISTERED: FRANCE

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

================================================================================

REFERENCE DATA

PN#: 75083                                           EXPIRATION DATE: 31/12/97

[                                      *                                       ]

NEW INITIATIVES:

                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Bodyshop

CUSTOMER/ORGANIZATION NAME: FCSD Germany

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Germany

SCOPE OF SERVICE: Provision of industry expert specialists to assist dealers in implementing and maintaining Ford Authorized Bodyshop standards, promoting dealer body and paint repair business, liaising with insurance companies to secure Ford dealers as a preferred source of repair.

[                                      *


                                                                               ]

QUANTITIES: Number of specialists agreed with Ford.

PAYMENT TERMS:           30 days net

BILLING SYSTEMS USED:    Manual

SPECIAL TERMS:           None

COUNTRY(S) ADMINISTERED: Germany

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN,
ETC.: None

================================================================================

REFERENCE DATA

PN#: 972568                 EXPIRATION DATE: 31.12.1997 with option to prolong

[                                      *

                                                                               ]

NEW INITIATIVES:. None

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Bodyshop

CUSTOMER/ORGANIZATION NAME: FCSD Italy

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Italy

SCOPE OF SERVICE: Provision of industry expert specialists to assist dealers in implementing and maintaining Ford Authorized Bodyshop standards, promoting dealer body and paint repair business, liaising with insurance companies to secure Ford dealers as a preferred source of repair.

[                                      *


                                                                               ]

QUANTITIES: As required by Customer, currently 5 specialists.

PAYMENT TERMS: 30 days after invoices presentation

BILLING SYSTEMS USED:    Manual

SPECIAL TERMS:           None

COUNTRY(S) ADMINISTERED: Italy

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

================================================================================

REFERENCE DATA

PN#: 1924                                   EXPIRATION DATE: 30/06/98

[                                      *



                                                                               ]

NEW INITIATIVES:

                           GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Bodyshop

CUSTOMER/ORGANIZATION NAME: FCSD Spain

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford of Spain

SCOPE OF SERVICE: Provision of industry expert specialists to assist dealers in implementing and maintaining Ford Authorized Bodyshop standards, promoting dealer body and paint repair business, liaising with insurance companies to secure Ford dealers as a preferred source of repair.

[                                      *

                                                                               ]
QUANTITIES: 3 specialists as required by Ford.

PAYMENT TERMS:           Net 30 th.

BILLING SYSTEMS USED:    Manual

SPECIAL TERMS:           None

COUNTRY(S) ADMINISTERED: Spain

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

REFERENCE DATA

================================================================================

PN#:      439291                             EXPIRATION DATE: 31/12/97

[                                      *

                                                                               ]

NEW INITIATIVES:


                                      0-6

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Accident Repair Center Program (Bodyshop)

CUSTOMER/ORGANIZATION NAME: FCSD Britain

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Britain

SCOPE OF SERVICE: Provision of industry expert specialists to assist dealers in implementing and maintaining Ford Authorized Bodyshop standards, promoting dealer body and paint repair business, liaising with insurance companies to secure Ford dealers as a preferred source of repair.

[                                      *
                                                                               ]

QUANTITIES:      7 employees

PAYMENT TERMS:   net 24th

BILLING SYSTEMS USED:  Manual

SPECIAL TERMS:   None

COUNTRY(S) ADMINISTERED: Britain

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
In previous year employees were paid a year end bonus mutually agreed between Ford and GRI. 50% of bonus was paid by GRI.

================================================================================

REFERENCE DATA

PN#: 420828                                          EXPIRATION DATE: 31/12/97

NEW INITIATIVES:

                           WARRANTY CLAIMS ASSESSORS

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Warranty Claims Assessors

CUSTOMER/ORGANIZATION NAME: Ford Germany

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Germany

SCOPE OF SERVICE: Assessing of dealer warranty and policy claims within delegated authority, handling of telephone inquiries from dealers, policy telephone prior approval, approval of paint repairs and general administartion support related to warranty and policy claims.

[                                      *


                                                                               ]

QUANTITIES: Depending on claims volume.

PAYMENT TERMS:           30 days net

BILLING SYSTEMS USED:    Manual

SPECIAL TERMS:           None

COUNTRY(S) ADMINISTERED: Germany

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

================================================================================

REFERENCE DATA

PN#:64392                                            EXPIRATION DATE: 31.12.1999

[                                      *

                                                                               ]

NEW INITIATIVES:

                        GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: Warranty Administration

CUSTOMER/ORGANIZATION NAME: FCSD - Britain

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT): Ford Britain

SCOPE OF SERVICE: Assessing of dealer warranty and policy claims within delegated authority, handling of telephone inquiries from dealers, policy telephone prior approval, approval of paint repairs and general administartion support related to warranty and policy claims.

[                                      *



                                                                               ]

QUANTITIES: As required by Ford, currently 16 employees incl. a Team Leader.

PAYMENT TERMS: Monthly

BILLING SYSTEMS USED: Manual

SPECIAL TERMS: None

COUNTRY(S) ADMINISTERED: Britain                             I

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

================================================================================

Reference Data

PN#: 519075                         Expiration Date: 31ST DECEMBER 1997

[                                      *

                                                                               ]
                                       P-3

                                     ADTEAM

                       GRI PROGRAM DESCRIPTION TEMPLATE

PROGRAM NAME: ADTEAM

CUSTOMER/ORGANIZATION NAME: Ford US & UK

MASTER CONTRACT ORGANIZATION(SOURCE OF PAYMENT):    Ford Worldwide
                                                    (Currently Mexico, Canada,
                                                    Germany, UK, & Portugal)

SCOPE OF SERVICE: Sole source process for the negotiation, award, administration, and payment of consultancy, research, and training services procured by Facilities, Materials and Services Purchasing for Ford Motor Company.

[                                      *



                                                                               ]

QUANTITIES: As required by customer. No minimum or maximum established.

PAYMENT TERMS:             Immediate

BILLING SYSTEMS USED:      CPARS PN's - Wire Transfer upon electronic payment
                           approval.
                           *Currently: Manual & COSMIC PN's - Manually

SPECIAL TERMS:             Function as an agent for Ford

COUNTRY(S) ADMINISTERED:   United States and United Kingdom

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING GENERAL AGREEMENT AND/OR BLANKET ORDER. EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE AGREEMENT OR BLANKET ORDER, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE AGREEMENT OR BLANKET ORDER, ETC.: ADTEAM represents Ford Facilities, Materials & Services Purchasing (FM&SP) on various Ford procurement related committees, as well as at customer and supplier meetings. Also, ADTEAM serves as liaison between the customer, supplier, and Ford's Office of General Council (OGC) on terms and conditions issues. Additionally, ADTEAM monitors orders released against the established blanket order for their service content as it relates to the scope of our contract Orders received which are not within our scope are addressed with FM&SP.

================================================================================


REFERENCE DATA

MASTER AGREEMENT                                    EXPIRATION DATE: 02/01/98
BLANKET ORDER#:  BKBO 103971                        EXPIRATION DATE: 02/01/99

[                                      *


                                                                               ]

NEW INITIATIVES: * ADTEAM is in final testing of an automated/consolidated billing file feed into Ford's CCAPS system. This will reduce payment timing from approximately 3-4 weeks to 1-2 days for those invoices associated with manual and COSMIC PN's.

ADTEAM has also begun our Quality initiative, targeting ISO 9000 certification in 1997.

                                TRAINING SCHOOLS

                           GRI PROGRAM DESCRIPTION TEMPLATE



PROGRAM NAME: Training Schools

CUSTOMER/ORGANIZATION NAME: FCSD

MASTER CONTRACT ORGANIZATIONS (SOURCE OF PAYMENT): Ford France (FOF)
                                                   Ford Italy (FOI)

SCOPE OF SERVICE: Turn-key managed training services, providing on-site instructor services, facilities and equipment (where applicable), and management.

[                                      *


                                                                               ]

QUANTITIES: As required by customer. No minimum or maximum established.

PAYMENT TERMS:           Net 30th

BILLING SYSTEMS USED:    Manual

SPECIAL TERMS:           None

COUNTRY(S) ADMINISTERED: France and Italy

IDENTIFY ANY CURRENT PRACTICES THAT DO NOT SPECIFICALLY MATCH THE CURRENT GOVERNING PURCHASE NOTIFICATION (PN). EXAMPLES INCLUDE ADDITIONAL SERVICES NOT DESCRIBED IN THE PN, SERVICES NOT PERFORMED THAT ARE IDENTIFIED IN THE PN, ETC.:
None

================================================================================

REFERENCE DATA

PN#:     France: 75213, 75214                       EXPIRATION DATE: 12/31/97
         Italy: 01381, 01382, 01383                 EXPIRATION DATE: 12/31/97

[                                      *

                                                                               ]

NEW INITIATIVES: No significant new business initiatives at this time

                           MISCELLANEOUS CONTRACTS


                         Country                                              Contracts by Legal   Blanket/PN  Expiration date
 SBU   Master Contract  Administered    Contract Name               Customer        Entity           Number        Present      New
 ---   ---------------  ------------    -------------               --------        ------           ------        -------      ---
APM       N.A             USA           FSP                           FCSD      Ford US           2460-802621       2/28/00
APM       N.A             USA           Minority Dealership           FCSD      Ford US           2450-222276      12/31/96
APM       Mexico          Mexico        Process Improvement           FCSD      Ford of Mexico            N/A      12/31/96
APM       UK              France        ACD Field Engineer            FCSD      Ford of Britain        555138        2/1/98
APM       UK              Italy         ACD Field Engineer            FCSD      Ford of Britain        581980      12/31/96
APM       UK              Germany       CDP                           FCSD      Ford of Germany         64248       7/31/99
APM       UK              UK            Dealer Representation         FCSD      Ford of Britain        669590      12/31/97
APM       UK              UK            DPI                           FCSD      Ford of Britain        230624       7/31/97
APM       UK              UK            EDI                           FCSD      Ford of Britain        177442       7/31/99
APM       UK              UK            Extra Cover Admin.            FCSD      Ford of Britain        028419      12/31/96
APM       UK              Germany       FastTrack                     FCSD      Ford of Germany         64248       3/31/97
APM       UK              Sweden        Fleet Comm. Centre            FCSD      Ford of Sweden       95000873       8/20/96
APM       UK              UK            Ford Direct Supp. Ser.        FCSD      Ford of Britain         15211       1/31/98
APM       UK              UK            National Central Billing      FCSD      Ford of Britain       VARIOUS           TBD
APM       UK              UK            National Central Billing      FCSD      Ford of Britain         35105           TBD
APM       UK              UK            Parts Quality Invest.
                                        (Den)                         FCSD      Ford of Britain        165384      12/31/96

APM       UK              UK            Parts Quality Invest. (UK)    FCSD      Ford of Britain          373224      12/31/96
APM       UK              UK            PCB                           FCSD      Ford of Britain          522508           TBD
APM       UK              Netherlands   SVO                           SVO       Ford of Britain           09072      12/31/96
APM       UK              Sweden        Transit Locator               FCSD      Ford of Sweden         96000451       4/30/97
APM       UK              Sweden        Transit Zone Manager          FCSD      Ford of Sweden         95001359      11/30/96
APM       UK              UK            Type Central Billing          FCSD      Ford of Sweden         95001359      11/30/96
APM       UK              UK            VCI Export Market Liaison     FCSD      Ford of Britain        FV174610       6/30/97
APM       UK              Germany       Wiring Call In Program        FCSD      Ford of Germany          833561       9/30/99
APM       UK              UK            Worldwide Exports             FCSD      Ford of Britain          520039       9/30/99
APM       Spain           Spain         Accessories Marketing         FCSD      Ford of Spain            418593      12/31/96
APM       Spain           Spain         Bus. Mgmt. Consultant         FCSD      Ford of Spain     407392-418237      12/31/96
APM       Spain           Spain         Logistic System               FCSD      Ford of Spain     400899-412915      12/31/96
APM       Spain           Spain         New Contract Transc.          FCSD      Ford of Spain            428710      12/31/96
APM       Spain           Spain         Parts Analyst                 FCSD      Ford of Spain    418281-418749-      12/31/96
                                                                                                         435876
APM       Spain           Spain         Parts Assistance Center       FCSD      Ford of Spain      40826-434016      12/31/96
APM       Spain           Spain         Pricing Menu                  FCSD      Ford of Spain            421462      12/31/96
APM       Spain           Spain         Sales Process Improv.         FCSD      Ford of Spain     413704-419053       12/3/86
APM       Spain           Spain         Suppliers Handling            FCSD      Ford of Spain           Various      12/31/96
APM       Spain           Spain         Warehouse Auditor             FCSD      Ford or Spain            418961        4/1/97
APM       France          France        Commercial Engineer           FCSD      Ford of France            74016      12/31/96

APM       France          France        Dealer Assistance Centre      FCSD      Ford of France          74057      12/31/96
APM       France          France        Fleet Sales Assistant         FCSD      Ford of France          74034      12/31/96
APM       France          France        Ford Comm. Network            FCSD      Ford of France    74504-74260      12/31/96
APM       France          France        Homologation                  FCSD      Ford of France          74051      12/31/96
APM       France          France        Keyboarding                   FCSD      Ford of France   74429-74122-      12/31/96
                                                                                                        74447
APM       France          France        Legal Assistance              FCSD      Ford of France          74506      12/31/96
APM       France          France        Sales Analyst                 FCSD      Ford of France          74342      12/31/96
APM       France          France        Supplier Handling             FCSD      Ford of France        Various      12/31/96
APM       France          France        Warranty Assesor              FCSD      Ford of France         743368      12/31/96
APM       France          France        Assistance Methode            FCSD      Ford of France    74343-74347      12131/96
APM       France          UK            SVO                           SVO       Ford Britain              TBD           TBD
APM       Italy           Italy         Exchange Parts                FCSD      Ford of Italy     16377-13979       1/30/97
APM       Germany         Netherlands   Core Accessories FoN          FCSD      Ford Netherland
                                                                                B.V.                 96000040       12/3/96
APM       Germany         Germany       Fast Track                    FCSD      Ford Werke AG             N/A           TBD
APM       Germany         Germany       Hotline                       FCSD      Ford Werke AG           64376           TBD
APM       Germany         Germany       JAG Dealer Warranty           FCSD      Jaguar GmbH             04044           TBD
APM       Germany         Germany       Parts Quality Invest G        FCSD      Ford Werke AG         Various      12/31/97
APM       Germany         Switzerland   Sub Dealer Agency             FCSD      Ford Motor           96000096      11/30/96
                                                                                Company SWI
APM       Germany         Germany       SVO                           FCSD      Ford Motor           BPOO9072           TBD
                                                                                Company Ltd.
APM       Germany         Germany       Techn Library                 FCSD      Ford Werke AG           64390       5/30/97

 _      APM       Australia       Australia     WARPEC                        FCSD  Ford of Australia           TBD
| |     TSD       France          France        Ford Marketing Institute      FMI   Ford of France             74368      12/31/96
 *      TSD       Spain           Spain         Ford Marketing Institute      FMI   Ford of France     419052-55&67,      12/31/96
|_|                                                                                                        421307-08

                                       S-5

                                  New Business

NEW PROJECT INFORMATION - APM


GRI OPERATION:           UNITED STATES
-----------------------------------------------------------
                                                                COUNTRY OF                       START DATE/         MONTHLY
PROJECT NAME             PROJECT DESCRIPTION                    OPERATION         PN/PO NO.      STATUS         ------------------
---------------------    ----------------------------------     -------------     -----------    -----------
Fleet Central Billing -  Central Billing services for Ford      United States     2460-802621    Feb-97         [
US                       Fleet Program (U.S.)

Fleet Central Billing -  3 month analysis to identify           United States      G18 P097-     Jul-97
Canadian Analysis        Canadian business and system                               102387
                         requirements to support Central
                         Billing in Canada.

Service Upgrading        Current State Analysis and Pilot       United States         tbe        Awaiting
                         program to implement the                                                   PN
                         Service Upgrading Program in
                         the United States.

               NOTES: 1) Months 1-5 of Fleet Central billing - US billed at $29,488/month
                      2) Service Upgrading is a 6 month pilot, hence the
                         annual figure.

GRI OPERATION:           GERMANY                                                                                        *
-----------------------------------------------------------
CAC                      Handling of customer letters           Germany             64376        April, 97

CAC                      Extension of present activity to       Germany             64376        3rd quarter
                         improve accessibility                                                      1997

CAC                      Direct mailing action for Scorpio      Germany             64376        June, 97                        ]

HOTLINE                  DealerTechnical Hotline for            Germany            t.b.e.        mid Sept       [
                         Mazda Germany, Project scope                                              '97
                         similar to Ford

HOTLINE                  4 ready-to-go work places for          Germany            944240        January,
                         special telephone                                                          97
                         marketing/service actions

HOTLINE                  Powertrain Pilot Hotline engineer      Germany            521669        April,97
                         dedicated to a special task


HOTLINE                  Wiring call in, Hotline engineer       Germany             GRGB         December,
                         dedicated to a special task                              contract          97

HOTLINE                  Extended export activity, Hotline      Germany             GRGB         half
                         engineer dedicated to a special                          contract       Febr. 97
                         task

BODY SHOP                Extension from 3 to 5                  Germany            972568        January,               *
                         employees                                                                  97

SERVICE                  Training and piloting support          Germany            944301          tbe
UPGRADING

SERVICE                  Development and pilot Brazil/          Germany            943863        February
UPGRADING                Argentine                                                                 ,97

SERVICE                  Menu Pricing Specialist working        Netherlands       97000773       April,97
UPGRADING                at Ford Netherlands

WPI                      WPI - New Holland Pilot                Germany             GRGB         March,
                                                                                  contract          97

SERVICE                  Market Study/Current State             Germany           Order dated    May, 97
UPGRADING                Analysis with selected dealers for                        25.4.1997
                         Mazda Germany

GRI OPERATION:           BRITAIN
-----------------------------------------------------------

WDMO Extended            To extend the WDMO Hotline             Germany           8500-14405     from mid
Service Hours            service hours to provide 'real-        to                                Apr '97                    ]
                         time' support until mid-day            Far East
                         Singapore - Service Costs for 6
                         month pilot

Powertrain Telephone     To review proposed Dealer              Germany             521669       1-Apr-97       [
Prior Approval           repairs by telephone for
                         Powertrain, primarily Engine and
                         Transmission items) - 2 month
                         pilot

Powertrain Telephone     To review proposed Dealer              Germany             tbe          1-Jun-97
Prior Approval           repairs by telephone for
                         Powertrain, primarily Engine and
                         Transmission items) - 2 month
                         pilot extension

European On-Board        To provide field data from Dealers     Britain           VVB 005928     14-Jul-
Diagnostics Program      regarding FDS2000 and record           Germany                            97
                         findings which will be collated for    Spain
                         design finalisation of EOBD - 5
                         month pilot

Mazda Technical          As Ford Dealer Technical               Germany             t.b.e.       mid Nov-
Hotline                  Hotline                                                                   97
                                                                                                 launch

Parts Plus               Parts Wholesaling consultancy          Britain             493163       1-JUL-97
                         and management service to
                         Ford/Ford "Parts Plus" dealers
                         (to extend trade sales)

GRI OPERATIONS:          FRANCE                                                                                         *
-----------------------------------------------------------

WARRANTY                 Training on warranty procedures        France              75093        Jan-97
TRAINING                 in the dealership or in a technical
                         training school

KEYBOARDING              Keyboarding of datas for the Marketing                     74485        Jan-97
(extension)              department in CSD Ford France

DIFFUSION New            Mail,  printed documents ...                               62686        Feb-97
Holland

MENU PRICING             Extension at the SUP                                       75397        Mar-97
                         programme

FORD MEDIA               To follow the costs of                                   awaiting PN    Jul-97
                         advertisements

GRI OPERATION:           SPAIN
-----------------------------------------------------------

DPI                      Provide Dealer support in              Spain              435779        Jun-97
                         implementing Ford Dealer
                         standards.

CAC                      Extension to present CAC               Spain              436853        Jan-97                        ]


                         operation

SUP                      Extention to present SUP               Spain             438459         Jun-97
                         project

Marketing                Substitution of FCSD Marketing         Spain             438399         Feb-97
Consultant               Manager until December 1997.

OEW                      Launch,support sale and                Argentina           TBE          Nov-97
                         administer Optional Extended
                         Warranty program for Ford
                         Argentina:

GRI OPERATION:           ITALY
-----------------------------------------------------------

DPI Parts                Scope is to optimate processes         Italy               1595         Mar-97
Upgrading                implemented by SUP with focus
                         on Parts

Rapid Fit                anage Rapid Service in Ford            Italy               1923         Jun-97                 *
                         Dealers in a professional way to
                         increase Customer Loyalty

Sub-Dealers              Provide Ford Sub-Dealers field         Italy               1952         Jul-97
                         business specialists to increase
                         Customer Loyalty and implement
                         the base of Service Upgrading.

Bodyshop                 Provide Ford Bodyshop                  Italy               1924         Jul-97
                         specialist to Ford dealers.

Menu-Pricing             SUP specialist to implement            Italy               1592         Mar-97
                         Menu Pricing System in Ford
                         dealerships.

Warranty Analyst         Support Warranty Specialists           Italy               1892         Apr-97
                         team in the project findings

GRI OPERATION:           SWEDEN
-----------------------------------------------------------

NIL RETURN

GRI OPERATION:           AUSTRALIA
-----------------------------------------------------------

Service                  Specialist and program                 Australia           t.b.e.       awaiting
                         management support to                                                      PN
                         implement SUP

                                       T-5

Powertrain Telephone     To review proposed Dealer              Germany             521669       1-Apr-97       DM 50,250    29,070
Prior Approval           repairs by telephone for
                         Powertrain, primarily Engine and
                         Transmission items) - 2 month
                         pilot

Powertrain Telephone     To review proposed Dealer              Germany              tbe         1-Jun-97       DM 26,900    15,562
Prior Approval           repairs by telephone for
                         Powertrain, primarily Engine and
                         Transmission items) - 2 month
                         pilot extension
                                                                                                                 Pound
                                                                                                                 Sterling
European On-Board        To provide field data from Dealers     Britain           WB 005928      14-Jul-            8,760    29,220
Diagnostics Program      regarding FDS2000 and record           Germany                             97          DM 16,400
                         findings which will be collated for    Spain                                                Ptas
                         design finalisation of EOBD - 5                                                          908,560
                         month pilot

Mazda Technical          As Ford Dealer Technical               Germany              t.b.e.      mid Nov-              DM    35,000
Hotline                  Hotline                                                                    97             60,500
                                                                                                  launch

                                                                                                                 Pound
                                                                                                                 Sterling
Parts Plus               Parts Wholesaling consultancy          Britain             493163       1-Jul-97          22,103    36,692
                         and management service to
                         Ford/Ford "Parts Plus" dealers
                         (to extend trade sales)

GPI OPERATION:           FRANCE
-----------------------------------------------------------

WARRANTY                 Training on warranty procedures        France               75093       Jan-97         FF 68,000    11,664
TRAINING                 in the dealership or in a technical
                         training school

KEYBOARDING              Keyboarding of datas for the Marketing                      74485       Jan-97         FF 52,000     8,919
(extension)              department in CSD Ford France

DIFFUSION New            Mail, printed documents .......                             62686       Feb-97         FF 81,000    13,894
Holland

MENU PRICING             Extension at the SUP                                       75397        Mar-97         FF 47,200     8,096
                         programme

FORD MEDIA               To follow the costs of                                   awaiting PN    Jul-97         FF 60,000    10,292
                         advertisements

GRI OPERATION:           SPAIN
-----------------------------------------------------------

DPI                      Provide Dealer support in              Spain                435779      Jun-97                FF    16,895
                         implementing Ford Dealer                                                               2,469,220
                         standards.

CAC                      Extension to present CAC               Spain                436853      Jan-97        FF 721,000     4,933


                         operation

SUP                      Extention to present SUP               Spain                438459      Jun-97
                         project

Marketing                Substitution of FCSD Marketing         Spain                438399      Feb-97
Consultant               Manager until December 1997.

OEW                      Launch, support sale and               Argentina              TBE       Nov-97
                         administer Optional Extended
                         Warranty program for Ford
                         Argentina.

GRI OPERATION:           ITALY                                                                                          *
-----------------------------------------------------------

DPI Parts                Scope is to optimate processes         Italy                1595        Mar-97
Upgrading                implemented by SUP with focus
                         on Parts

Rapid Fit                Manage Rapid Service in Ford           Italy                1923        Jun-97
                         Dealers in a professional way to
                         increase Customer Loyalty

Sub-Dealers              Provide Ford Sub-Dealers field         Italy                1952        Jul-97
                         business specialists to increase
                         Customer Loyalty and implement
                         the base of Service Upgrading.

Bodyshop                 Provide Ford Bodyshop                  Italy                1924        Jul-97
                         specialist to Ford dealers.

Menu Pricing             SUP specialist to implement            Italy                1592        Mar-97
                         Menu Pricing System in Ford
                         dealerships.

Warranty Analyst         Support Warranty Specialists           Italy                1892        Apr-97
                         team in the project findings

GRI OPERATION:           SWEDEN
-----------------------------------------------------------

NIL RETURN

GRI OPERATION:           AUSTRALIA
-----------------------------------------------------------

Service                  Specialist and program                 Australia           t.b.e.       awaiting
                         management support to                                                     PN
                         implement SUP

